THOMASLLOYD FUNDS

PROSPECTUS

ThomasLloyd OPTI-flex® Fund

ThomasLloyd Long-Short Equity Fund

April 3, 2007

The ThomasLloyd Funds consists of two mutual funds, the

ThomasLloyd OPTI-flex® Fund

and the

ThomasLloyd Long-Short Equity Fund

This Prospectus provides important information about the Funds that you should know before you invest.

Please read this Prospectus carefully and keep it handy for future reference.

Like all mutual fund shares, the Securities and Exchange Commission has not approved or disapproved these securities or passed judgment upon the adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

ThomasLloyd Funds

427 Bedford Road
Pleasantville, NY 10570

1-888-337-5132

www.ThomasLloydfunds.com

CONTENTS

THOMASLLOYD OPTI-flex® FUND

Investment Goal

p. 1

Main Strategies

p. 1

Main Risk Factors

p. 2

Who May Want to Invest

p. 3

Performance

p. 4

Annual Total Returns

p. 4

Fees and Expenses

p. 5

More Information about the Fund

p. 6

THOMASLLOYD LONG-SHORT EQUITY FUND

Investment Goal

p. 9

Main Strategies

p. 9

Main Risk Factors

p. 10

Who May Want to Invest

p. 11

Performance

p. 11

Fees and Expenses

p. 12

MANAGEMENT OF THE FUNDS

Who Manages the Funds?

p. 13

How is the Trust Organized?

p. 15

How Does Taxation Affect a Fund and Its Shareholders?

p. 15

How to Read the Financial Highlights Table

p. 17

SHAREHOLDER MANUAL

How to Buy Shares

p. 20

Distributor and Distribution Fees

p. 23

How to Make Withdrawals (Redemptions)

p. 24

Transaction Policies

p. 24

Other Shareholder Services

p. 26

MORE ABOUT RISK

Principal and Non-Principal Strategies

p. 27

Risk and Investment Glossary

p. 28

PRIVACY POLICY

Notice of Privacy Policy and Practices

p. 32

FOR MORE INFORMATION

Where to Learn More about the Funds

Back Cover

THOMASLLOYD OPTI-flex® FUND

INVESTMENT GOAL

The ThomasLloyd OPTI-flex® Fund (“OPTI Fund”) seeks to provide a return above the S&P 500 Index average total return over the long term while exhibiting less investment risk than a portfolio consisting only of common stocks.

MAIN STRATEGIES

The OPTI Fund pursues its investment goal through asset allocation among four different markets and through the selection of specific investments within a given market. At least 65% of the OPTI Fund’s assets will be invested in open-end mutual funds.

The OPTI Fund allocates its assets primarily through mutual funds among the following four markets:

•

long and short equity positions in domestic and foreign stocks of any capitalization

•

domestic and foreign bonds of any credit quality and duration

•

money market instruments and

•

gold (and other precious metals and minerals)

The manager may vary the percentage of the OPTI Fund’s assets allocated to each of these markets based upon the mix of these markets that the manager believes will most likely achieve the Fund’s investment goal.  In addition, the manager may explore opportunities in various asset subclasses.  There are no limits on the amount of the OPTI Fund’s assets, if any, that may be invested in each of these markets.

Normally, the OPTI Fund invests in the following types of funds: U.S. emerging growth, blue chip, small- capitalization stock funds and industry sector funds; international and global stock or bond funds, including funds that invest in emerging or developing countries; long/short funds; U.S. Government securities funds and high yield bond (or “junk” bond) funds; gold and precious metals funds and money market funds.

In an effort to benefit from opportunities in both bull and bear markets, the manager may supplement the OPTI Fund’s long mutual fund or equity positions by investing in mutual funds that have sold stocks short. The OPTI Fund itself may sell stocks short or it may assume short positions by investing in other mutual funds that are permitted to take such positions. The OPTI Fund will buy stocks “long,” or invest in mutual funds that buy stocks “long,” that the manager believes will perform better than their peers.  The OPTI Fund will sell stocks “short,” or invest in mutual funds that sell stocks “short,” that the manager believes will underperform their peers.  A “long” position is when the OPTI Fund, or a mutual fund in which it invests, purchases a stock outright.  A “short” position is when the OPTI Fund, or a mutual fund in which it invests, sells a security that it has borrowed.  The OPTI Fund, or an underlying mutual fund in which it invests, will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases between the time it is sold and when the Fund, or the underlying mutual fund in which it invests, replaces the borrowed security.

MAIN RISK FACTORS

Normally, the OPTI Fund is exposed to foreign markets through investments in one or more mutual funds owning foreign securities.  By investing in these mutual funds, the OPTI Fund carries additional risks such as regulatory, political and currency risk.  These risks are heightened for underlying mutual funds that invest in developing countries, which may lack the established legal, business and social frameworks necessary to support securities markets. In addition, international investment involves additional risks pertaining to currency fluctuations, different accounting standards and political instability.

Because the OPTI Fund invests at least 65% of its assets in other mutual funds, the value of your investment will fluctuate in response to the performance of the underlying mutual funds.

When the OPTI Fund invests in mutual funds that own stocks, the value of your investment in the Fund will fluctuate in response to the stock market movements of the stocks owned by the underlying mutual funds.

When the OPTI Fund invests in mutual funds that invest in emerging or developing countries, the value of your investment in the Fund may fluctuate as a result of numerous factors, including foreign regulations on the outflow of profits from companies in those emerging and developing countries to investors abroad. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging or developing countries are often considered speculative.

When the OPTI Fund invests in mutual funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of bonds owned by the underlying mutual funds.

When the OPTI Fund invests in mutual funds that own bonds, the value of your investment in the Fund will also fluctuate with the relative value of the bonds held by the underlying fund.  This relative value reflects the risks as to payment of principal of the bonds.  Certain bonds may be high-yield, high risk debt securities (“junk bonds”), which are subject to greater price volatility than other securities, tend to decline in price more steeply than other securities in periods of economic difficulty or accelerating interest rates, and are subject to greater risk of non-payment in adverse economic times.  There may also be a thin trading market for junk bonds, which may have an adverse impact on market price and the ability of the underlying fund to dispose of particular bonds and may cause the underlying fund, and therefore the value of your investment, to incur special liabilities and costs.

When the OPTI Fund invests in mutual funds that invest in gold and other precious metals and minerals, the value of these underlying mutual funds can go down because of unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of gold and these other metals and minerals, and control over their sale; changes in U.S. or foreign tax, currency or mining laws; and trade restrictions between countries.

When the OPTI Fund invests in mutual funds that focus their investments in a particular industry, your investment in the Fund will fluctuate as a result of changes in the market prices, regulatory or technological changes, or changes in the economic conditions affecting companies in the particular industry in which the underlying funds focus.

Occasionally the OPTI Fund may invest in mutual funds that use margin, leverage, short sales and other forms of financial derivatives, such as options and futures, in which event an investment in the Fund may be more volatile than investments in other mutual funds that don’t employ these techniques.  Short sales are speculative investments and will cause the OPT I Fund to lose money if the value of a security sold short by the Fund, or an underlying fund in which it invests, does not go down as the manager expects.

Investing through the OPTI Fund in an underlying portfolio of mutual funds involves certain additional expenses and certain tax results that would not arise if you invested directly in mutual funds that the Fund owns.  By investing indirectly in mutual funds through the OPTI Fund, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying mutual funds, including any contingent deferred sales charges and redemption charges.  Finally, you may incur increased tax liabilities by investing in the OPTI Fund rather than directly in the underlying funds.

If the manager does not accurately predict changing market conditions and other economic factors, the OPTI Fund’s assets might be allocated in a manner that is disadvantageous, resulting in a decrease in the value of the Fund’s shares.

The underlying money market funds in which the OPTI Fund may invest are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although these underlying money market funds seek to preserve the value of an investment in them at $1.00 per share, it is possible for an investor to lose money by investing in these underlying money market funds.

As with any mutual fund, loss of money is a risk of investing in the OPTI Fund.  Please read “More About Risk” carefully before investing.

WHO MAY WANT TO INVEST

The OPTI Fund may be appropriate for investors who:

•

are seeking long-term growth potential but are concerned about moderating the risks associated with being invested in stocks at all times

•

are seeking to diversify their portfolio

•

are investing with a long-term horizon

•

are willing to accept higher short-term risk

•

are seeking access to markets that may be less accessible to individual investors

The OPTI Fund may not be appropriate for investors who:

•

are investing to meet short-term financial goals

•

are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

•

are unwilling to accept an investment that may go down in value

PERFORMANCE

The bar chart and accompanying table shown below provide an indication of the risks of investing in the ThomasLloyd OPTI- flex ® Fund Class C shares by showing changes in its performance from year to year for the last 10 years, and by showing how its average annual returns compare over time with those of a broad measure of market performance [and an index of funds with similar investment objectives].  Class C performance is presented here because it has a longer history of returns than Class A. How the ThomasLloyd OPTI- flex ® Fund Class C shares have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future ..

ANNUAL TOTAL RETURNS1

1 Figures do not reflect sales charges.  If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 37.27% (quarter ended December 31, 1999), and the lowest return for a quarter was (20.54)% (quarter ended December 31, 2001).

Average Annual Total Returns 1

(for the periods ended

December 31, 2006)

Past One Year

Three Years

Five Years

Ten Years

The OPTI Fund Return before Taxes

17.64%

14.67%

11.45%

4.00%

Return after Taxes on Distributions2

17.64%

14.67%

9.97%

2.36%

Return after Taxes on Distributions and

Sale of Shares2

14.99%

12.71%

8.89%

2.43%

S&P 500 Index3

15.79%

10.45%

6.19%

8.42%

Wilshire 5000 Index4

15.77%

11.47%

7.61%

8.65%

Dow Jones World Stock Index5

18.52%

14.06%

9.56%

6.59%

1 Since the OPTI Fund Class A shares were first offered for sale on February 1, 2006 , that class has less than one calendar year of returns and is not included in this chart.  Class A returns will be included in future filings.

2 After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown.  After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities.

3 The S&P 500 Index measures the performance of the largest U.S. equity securities. The largest 500 capitalization weighted security returns are used to adjust this index.  The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

4 The Wilshire 5000 Index measures the performance of all U.S. equity securities.  Over 5,000 capitalization weighted security returns are used to adjust this index.  The Wilshire 5000 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

5The Dow Jones World Stock Index is a capitalization-weighted index consisting of companies traded publicly in select countries all over the world.  The Dow Jones World Stock Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the OPTI Fund.

SHAREHOLDER FEES (expenses deducted directly from your investment)	Class A	Class C

Maximum Sales Charge (Load) imposed on Purchases	5.75%	None
(as a percentage of the offering price)
Maximum Deferred Sales Charge (Load)	0.00%	1.00%[1]
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Annual Account Maintenance Fee (for accounts under $10,000)	$10.00	$10.00

ANNUAL FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)

Management Fees	0.75%	0.75%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	1.00%
Other Expenses[2]	0.65%	0.65%
Acquired (Underlying) Fund Fees and Expenses[3]	1.46%	1.46%
Total Fund Operating Expenses	3.11%	3.86%

1 A deferred sales charge applies only if redemption occurs less than one year from purchase.  See “How to Buy Shares” and “How to Make Withdrawals (Redemptions).”

2 The OPTI Fund has executed an agreement with the manager, whereby the manager has agreed to assume responsibility for paying all expenses of the Fund (other than the advisory fee, distribution fee and investment related expenses such as commissions, costs of investing in Underlying Funds and margin interest) in consideration for receiving a “universal services fee” equal to 0.65% of the Fund’s first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.

3The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.  Excluding the indirect costs of investing in Underlying Funds, Total Annual Fund Operating Expenses are 1.65% for Class A and 2.40% for Class C shares ..

EXAMPLE OF HYPOTHETICAL FUND COSTS

The following example is intended to help you compare the cost of investing in the OPTI Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the OPTI Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the OPTI Fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing in the OPTI Fund would be:

YEAR	ThomasLloyd OPTI-flex® FUND
	Class A	Class C
1	$733	$346
3	$1065	$748
5	$1420	$1280
10	$2417	$2736

MORE INFORMATION ABOUT THE ThomasLloyd OPTI-flex® FUND

How Does the ThomasLloyd OPTI-flex® Fund Pursue Its Investment Goal?

Emphasis on Mutual Funds.  Normally, at least 65% of the OPTI Fund’s assets will be invested in mutual funds.  In addition, the OPTI Fund has the flexibility to invest up to 25% of its assets in closed-end investment companies. However, it does so only on occasion and as of the date of this Prospectus owns no closed-end funds. Also, up to 10% of assets may be invested in direct investments.  Direct investments are investments in securities other than mutual funds and closed-end funds, such as stocks, bonds, and money market instruments and repurchase agreements.

Generally, the OPTI Fund may purchase:

•

no-load mutual funds, which are bought and sold without a sales charge or load

•

“institutional funds” that normally have lower expenses and higher investment minimums and

•

load mutual funds, if the load or sales charge is waived on purchases and sales by the OPTI Fund (for certain exceptions to this policy, please see the Statement of Additional Information (the “SAI”))

Asset Allocation.  The OPTI Fund’s Sub-Adviser, PROACTIVE Money Management, Inc. (“PROACTIVE ”, see “Who Manages the Funds? – OPTI Fund - Sub-Adviser”), allocates the Fund’s assets among the stock, bond, money market and gold market segments based upon the anticipated returns and risks of each of these market segments.  Some types of investments, such as balanced funds, which invest in both stocks and bonds, can fall into more than one of these market segments.  The OPTI Fund may also make other investments that do not fall within these market segments.

In allocating assets among market segments, PROACTIVE  will employ both fundamental and technical analysis to assess relative risk and reward potential throughout the financial markets, with the objective of providing you with the best opportunity for achieving an above-average total return consistent with reduced risk over the long term.  The OPTI Fund’s portfolio is expected to vary considerably among the various market segments as changes in economic and market trends occur.   PROACTIVE overweights market segments that it believes have above-average market potential with below-average market risk.  By allocating its investments in this manner, the OPTI Fund believes it will not be exposed to the same degree of market risk as a mutual fund that invests in only one market segment.

In making asset allocation decisions, PROACTIVE will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns.    PROACTIVE will use database systems to help analyze past situations and trends, research in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select mutual funds, closed-end investment companies and individual securities, and its own credit analysis as well as credit analyses provided by rating services.

Asset Subclasses.  The asset allocation process is not limited to determining the degree to which the OPTI Fund’s assets should be invested in these different market segments.   PROACTIVE continually explores opportunities in various subclasses of assets:

•

geoeconomic considerations (for example, foreign versus domestic)

•

maturities of fixed income securities (for example, “short term” versus “long term”)

•

market capitalization (for example, “blue chip” versus small capitalization)

•

sector rotation (for example, “high tech” versus industrial)

Selecting Funds.   PROACTIVE selects underlying funds in which to invest based, in part, on the OPT I Fund’s investment goals and strategies, their investment adviser and portfolio manager, and on the analysis of their past performance (absolute, relative and risk-adjusted).   PROACTIVE also considers other factors in the selection of funds, such as fund size, liquidity, expense ratio, quality of shareholder service, reputation and tenure of portfolio manager, general composition of the OPTI Fund’s investment portfolio and current and expected portfolio holdings.  Many funds in which the OPTI Fund invests may not share the same investment goal and investment limitations as the Fund.  Normally, the OPTI Fund will invest its assets in mutual funds from several different mutual funds families, managed by a variety of investment advisers, and having a variety of different investment goals and strategies.

Types of Funds.  Normally, the OPTI Fund invests in the following types of funds: U.S. emerging growth, blue chip, small capitalization stock funds and industry sector funds; international and global stock funds (including developed and emerging markets, regional funds and country specific funds) and international and global bond funds; long/short funds; U.S. Government securities funds and high yield bond funds; gold and precious metals funds and money market funds.  For a discussion about the risks of these funds and some of the securities that they hold, please read “More about Risk.”

Stock Segment.  The OPTI Fund may invest directly in, or in one or more stock funds owning, domestic and foreign equity securities, including common stocks and warrants.  Common stocks, the most familiar type, represent an ownership interest in a corporation.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

The stock segment includes domestic and foreign equity securities of all types.   PROACTIVE seeks a high total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends and to individual stocks that PROACTIVE believes to have superior investment potential.  When PROACTIVE selects equity securities, it considers both growth and anticipated dividend income.  Securities in the stock segment may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depository receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.

Bond Segment.  The OPTI Fund may invest directly in, or in one or more bond funds owning, domestic and foreign debt securities.  Bonds and other debt securities are used by issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. The bond segment includes all varieties of domestic and foreign fixed-income securities. PROACTIVE will seek to maximize total return within the bond segment by adjusting the OPT I Fund’s investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities.  Securities in this segment may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities.  As with the money market segment, these securities may be denominated in U.S. dollars or foreign currency.  The OPTI Fund may also invest in lower quality, high-yielding debt securities (commonly referred to as “junk bonds”).  In general, bond prices rise when interest rates fall, and fall when interest rates rise.  Bonds and other debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates.  Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Money Market Segment.  The OPTI Fund may invest directly in, or in one or more money market funds owning, money market securities.  Money market securities are high-quality securities (rated in one of the two highest rating categories for short-term debt obligations) and present minimal credit risk.  They may include U.S. Government obligations, commercial paper and other short-term corporate obligations, certificates of deposit, bankers’ acceptances, bank deposits, repurchase agreements and other financial institution obligations.  The money market segment includes all types of domestic and foreign securities.  These securities may be denominated in U.S. dollars or foreign currency.

Gold Segment.  The OPTI Fund may invest directly in, or in one or more mutual funds owning, securities of companies engaged in exploration, mining, processing, distributing or dealing in gold or other precious metals and minerals.  In addition to investments directly in those securities or mutual funds, the OPTI Fund may invest in securities indexed to the price of gold or other precious metals.

Defensive Investments.  The Sub-Adviser of the OPTI Fund, or the underlying funds in which it invests, may invest in a fully- or partially-defensive position when they believe it is appropriate to do so. When this happens, the OPTI Fund, or the underlying funds in which it invests, may increase their investment in government securities and other short-term securities without regard to the Fund’s, or the underlying funds’, investment restrictions, policies or normal investment emphasis. During such a period, the OPTI Fund, or the underlying funds in which the Fund invests, could be unable to achieve their investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios when calculated in accordance with U.S. Securities and Exchange Commission (the “SEC”) rules.  High transaction costs could result from this frequent trading; however, because a significant portion of the OPTI Fund’s assets are invested in no-load mutual funds, which do not charge commissions upon the purchase or sale of their shares, the Fund will pay less commissions than many mutual funds of similar size and portfolio turnover.  Trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when these gains are distributed from the OPTI Fund.

For more information on the risks associated with investing in the OPTI Fund, please see “More About Risk” at the end of this Prospectus.

THOMASLLOYD LONG-SHORT EQUITY FUND

INVESTMENT GOAL

The ThomasLloyd Long-Short Equity Fund (“Long-Short Fund”) seeks to provide a return above the S&P 500 Index average total return over the long-term while delivering positive returns in both rising and falling markets.

MAIN STRATEGIES

The Long-Short Fund seeks to meet its investment goals by actively buying long positions in US equity industry sectors, asset classes and styles that the portfolio manager (see “Who Manages the Fund” below) views as attractive. The Long-Shor t Fund seeks to profit from declining prices by establishing “short” positions in securities that the portfolio manager expects to decline. While the Long-Short Fund may have long and short positions at any one time, the Fund does not have any requirements to maintain a “market-neutral” weighting of its assets.

The Long-Short Fund will normally invest in exchange traded funds (“ETFs”) that provide access to the various industry sectors, asset classes and style orientation in which the Fund may invest. The Long-Short Fund may also invest directly in equity securities, fixed-income securities, cash equivalents and other securities if the Fund’s portfolio manager believes that this is an appropriate strategy to achieve the Fund’s investment goals in a given market environment. It is the Long-Short Fund’s objective to participate in rising market performance and protect capital in declining markets in order to deliver better-than-benchmark returns with lower volatility and less correlation than traditional “long only” investments.

The Long-Short Fund pursues its investment goal through a portfolio structure that includes asset allocation (the net percentage of assets allocated to equities, fixed income, and cash), sector allocation (the percentage of equity assets that go to each of the industry sectors of the stock market), capitalization allocation (the percentage of equity assets allocated to large, mid-size and small companies), and stock style orientation (the percentage of assets allocated to value issues and to growth issues). Collectively, these components make up Portfolio Structure. Under normal market conditions the Long-Short Fund intends to maintain a net equity allocation in the range of 125% long to 25% short.

The Long-Short Fund’s portfolio manager uses technical and quantitative models as a means of determining attractive and unattractive asset classes, industry sectors and investment styles. Econometric and relative performance analyses are used to confirm the model results. Analysis of Federal Reserve policy, liquidity in domestic financial markets, cyclical economic signals, as well as proprietary indicators, combined with historical perspective and experience, forms the final part of the process and attempting to confirm that the trends identified meet the portfolio manager’s tests for rationality and historical consistency. Based upon the portfolio manager’s technical and quantitative research and opinion as to the conditions of the market as a whole, and also the portfolio manager’s opinions of the market sectors, capitalizations and equity style orientations of a particular investment, the portfolio manager will determine whether to take a long or short position with respect to a particular investment.  The portfolio manager expects the majority of the Long-Short Fund’s investments to be long positions.  However, when the portfolio manager believes that a particular sector of the market is likely to underperform the market overall, he may take a short position in that market sector.

The Long-Short Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940, as amended (the “1940 Act”) to a percentage of its assets that it may invest in any one company.

MAIN RISK FACTORS

The value of your investment will fluctuate in response to stock market movements. If the portfolio manager does not accurately predict changing market conditions and other economic factors, the Long-Short Fund’s assets might be allocated in a manner that is disadvantageous, resulting in a decrease in the value of the Long-Short Fund’s shares. To the extent that the Long-Short Fund may invest in higher risk securities, it will encounter additional risks that could adversely affect its performance. Other factors may affect the market price and yield of the Long-Short Fund’s portfolio securities, including investor demand and domestic and worldwide economic conditions. Specific risks include the following:

Exchange Traded Fund (“ETF”) risk: ETFs are open-end investment companies or unit investment trusts. The shares of ETFs are listed and traded on stock exchanges at market prices. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund or equity securities. The price of an ETF can fluctuate up or down, and the Long-Short Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. Additionally, the market price of an ETF’s shares may trade above or below their net asset value (NAV). A pro rata portion of other investment companies’ fees and expenses which the ETF owns will be borne by the Long-Short Fund’s shareholders. These fees and expenses are in addition to fees charged directly to the Long-Short Fund in connection with its operations. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares. Finally, you may incur increased tax liabilities by investing in the Long-Short Fund rather than directly in the underlying funds.

Short selling risk: When the Long-Short Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The Long-Short Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales. If a security sold short increases in price, the Long-Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Since the Long-Short Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. At high levels of short exposure, the Long-Short Fund may not have sufficient uncommitted assets to cover margin calls during periods of market volatility and, as a result, the Fund may not be able to meet its redemption requests, or may have to unwind its short positions at inopportune times or at unfavorable terms.

Leverage, margin and derivatives risk: The Long-Short Fund may invest in ETFs that use margin, leverage, or other forms of financial derivatives, such as options and futures, in which event an investment in the Long-Short Fund may be more volatile than investments in other mutual funds that don’t employ these techniques.  Similarly, the Long-Short Fund itself may utilize these techniques, and is subject to the same risks as the underlying ETFs in which the Long-Short Fund may invest.

Sector focus risk: This risk occurs when a significant portion of the Long-Short Fund’s assets are invested in a relatively small number of related industries. If the Long-Short Fund invests in underlying funds that concentrate investments in one or a small number of related industries, the Fund will have the risks arising from sector focus.

Non-diversification risk: The Long-Short Fund is classified as “non-diversified.”  This means that it may invest in securities of relatively few issuers.  Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Long-Short Fund invested in a larger number of issuers.

Small and mid-size company risk: Historically, smaller and mid-size company securities have been more volatile in price than larger company securities, especially over the short-term.  Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.  In general, the smaller the company, the greater its risks.

Interest rate risk: Interest rate risk is the risk that changes in interest rates will adversely affect the value of an investor’s securities.  When interest rates rise, the value of fixed-income securities will generally fall.  Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.  Longer-term securities are subject to greater interest rate risk. When the Long-Short Fund invests in ETFs that own bonds or directly in bonds, the value of your investment in the Long-Short Fund will fluctuate with changes in interest rates.

Credit risk: Credit risk is the risk that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due. When the Long-Short Fund invests in ETFs that own bonds or directly in bonds, the value of your investment in the Long-Short Fund will fluctuate with changes in credit risk.

As with any mutual fund, loss of money is a risk of investing in the Long-Short Fund.  For more information on the risks associated with investing in the Long-Short Fund, please see “More About Risk” at the end of this Prospectus.

WHO MAY WANT TO INVEST

The Long-Short Fund may be appropriate for investors who:

•

are seeking long-term growth potential but are concerned about moderating the risks associated with being 100% invested in stocks at all times

•

are seeking to diversify their portfolio

•

are investing with a long-term horizon

•

are willing to accept higher short-term risk

•

are seeking access to markets that can be less accessible to individual investors

The Long-Short Fund may not be appropriate for investors who:

•

are investing to meet short-term financial goals

•

are seeking to maximize returns from an aggressive growth strategy that is invested in stocks at all times

•

are unwilling to accept an investment that may go down in value

PERFORMANCE

The Long-Short Fund is a newly organized fund and does not yet have one full calendar year of performance history.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Long-Short Fund.

SHAREHOLDER FEES (expenses deducted directly from your investment)	Class A	Class C

Maximum Sales Charge (Load) imposed on Purchases	5.75%	None
(as a percentage of the offering price)
Maximum Deferred Sales Charge (Load)	0.00%	1.00%[1]
Maximum Sales Charge (Load) imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Annual Account Maintenance Fee (for accounts under $10,000)	$10.00	$10.00

ANNUAL FUND OPERATING FEES AND EXPENSES
(expenses that are deducted from Fund assets)

Management Fees	1.50%	1.50%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	1.00%
Other Expenses[2]	0.65%	0.65%
Acquired (Underlying) Fund Fees and Expenses[3]	0.42%	0.42%
Total Fund Operating Expenses	2.82%	3.57%

1 A deferred sales charge applies only if redemption occurs less than one year from purchase.  See “How to Buy Shares” and “How to Make Withdrawals (Redemptions).”

2 ThomasLloyd has agreed to assume responsibility for paying all expenses of the Long-Short Fund (other than the advisory fee, distribution fee and investment related expenses such as commissions, costs of investing in Underlying Funds , and margin interest) in consideration for receiving a “universal services fee” equal to 0.65% of the Long-Short Fund’s first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million. Because the Long-Short Fund is a new fund, Other Expenses are based on estimated amounts for the current fiscal year.

3 Acquired (Underlying) Fund Fees and Expenses are based on estimated amounts for the Fund’s current fiscal year.  The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Underlying Funds.  Excluding the indirect costs of investing in Underlying Funds, Total Annual Fund Operating Expenses are estimated to be 2.40% for Class A and 3.15% for Class C shares.

EXAMPLE OF HYPOTHETICAL FUND COSTS

The following example is intended to help you compare the cost of investing in the Long-Short Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Long-Short Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return, that you reinvest all dividends and distributions, and that the Long-Short Fund’s operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs of investing in the Long-Short Fund would be:

YEAR	ThomasLloyd Long-Short Equity Fund
	Class A	Class C
1	$804	$420
3	$1,280	$971
5	$1,782	$1,649
10	$3,154	$3,457

MANAGEMENT OF THE FUNDS

WHO MANAGES THE FUNDS?

The Board.  The Board of Trustees oversees the management of the ThomasLloyd Funds (the “Trust”) and elects its Officers.  The Officers are responsible for the Trust’s and the Funds’ day-to-day operations. Information concerning the Trustees and Officers of the Trust appears in the SAI ..

The Investment Adviser.  ThomasLloyd Global Asset Management (Americas) LLC (“ThomasLloyd”), formerly known as Illington Fund Management LLC, serves as investment adviser pursuant to separate investment advisory agreements with each Fund under the terms of which ThomasLloyd supervises and assists in the management of each Fund and furnishes it, either directly or through one or more sub-advisers, with a continuous investment management program. ThomasLloyd has been registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 since December 9, 2004.  ThomasLloyd was registered on March 24, 2003 with the Commodity Futures Trading Commission as a commodity trading adviser and commodity pool operator and is a member of the National Futures Association.

ThomasLloyd owns interests in two subsidiary companies: ThomasLloyd Capital LLC (formerly Illington Capital, Inc.) (100% interest) and Johnson Illington Advisors, LLC (controlling interest).  ThomasLloyd Capital LLC, (the “Distributor”)  functions as a distribution arm of ThomasLloyd and makes no investment decisions.  Johnson Illington Advisors, LLC is a registered investment adviser that provides investment advisory and other services to various clients, and is sub-adviser to the Long-Short Fund.  ThomasLloyd also designs and structures multi-manager, multi-strategy alternative investment products and invests and advises, together with its subsidiaries, in excess of $1.6 billion in client assets through managed accounts, fund vehicles, and consulting agreements. ThomasLloyd has its principal offices at 427 Bedford Road, Pleasantville, NY 10570.

ThomasLloyd OPTI-flex® Fund

Sub-Adviser - PROACTIVE Money Management, Inc. (“ PROACTIVE ”) serves as investment sub-adviser to the OPTI Fund pursuant to an investment sub-advisory contract under the terms of which it has agreed to provide an investment program within the limitations of the OPTI Fund’s investment policies and restrictions.   PROACTIVE has been registered with the SEC as an investment adviser since July 14, 1994, and manages approximately $40 million in assets.   PROACTIVE has provided investment advisory services to the OPTI Fund since October, 2005. PROACTIVE has its principal offices at 3401 Technology Dr., Suite 200, Lake Saint Louis, MO  63367-2599.

Portfolio Manager. Jeffrey J. Unterreiner is the OPTI Fund’s portfolio manager and has served in that capacity since February 28, 2002, first as co-manager and, since August 9, 2002, as sole manager. His primary business experience during the past five years has been as a principal of the Trust’s former investment adviser and its distributor and, although no longer in these capacities, as Trustee, Chairman,  President and Vice President of the Trust. Since December 29, 2006, he has served as President of PROACTIVE. Mr. Unterreiner is a graduate of the University of Missouri—St. Louis, where he majored in Business Administration, and a veteran of over 15 years in the financial services industry. See the SAI for additional information about his compensation, other accounts he manages and his ownership of shares of the OPTI Fund.

Management Fee.  During its most recent fiscal year, the OPTI Fund paid a management fee totaling 0.75% of its average daily net assets.  For more information about management fees, please see “Investment Adviser and Manager” in the SAI.  ThomasLloyd, not the OPTI Fund, pays PROACTIVE a fee equal to 50% of the “Net Advisory Fees” (as that term is defined in the Investment Subadvisory Agreement between ThomasLloyd and PROACTIVE ) received by ThomasLloyd for its services as investment adviser to the OPTI Fund.  During the OPTI Fund’s most recent fiscal year, ThomasLloyd paid PROACTIVE a fee equal to 0% of the Fund’s average daily net assets.  For more information about management fees, please see “Investment Adviser and Sub-advisers” in the SAI ..

ThomasLloyd Long-Short Equity Fund

Portfolio Manager. Charles M. White has served as a portfolio manager to the Long-Short Fund since its inception on January 3, 2007.  Mr. White is currently Chief Investment Officer for ThomasLloyd and is responsible for heading all portfolio management functions, and has held that position and those responsibilities since June 2005.  Mr. White has served as co-portfolio manager for the ThomasLloyd Concentrated Energy Fund, a ThomasLloyd-managed fund of hedge funds, since December 2006.  Mr. White also serves as Chairman of the Board for the Trust, and has been the Chairman of the Board of the Trust since 2005. From January 2004 to May 2005, Mr. White was President of MCF Asset Management, and he served as Chief Investment Strategist for Merrriman, Curhan, Ford & Company. Prior to serving in that role, Mr. White was Vice Chairman and head of portfolio management at Avatar Associates from 1988 to 2003. Before joining Avatar in 1988, Mr. White was assistant city auditor for the City of Boston, where he restructured and selected managers for the City’s $650 million retirement fund. Mr. White received his bachelor’s degree in finance and economics and a master’s degree in public management and finance from the Boston University School of Management. See the SAI for additional information about his compensation, other accounts he manages and his ownership of shares of the Long-Short Fund.

Sub-Adviser.  Johnson Illington Advisors, LLC (“Johnson Illington”) serves as sub-adviser to the Long-Short Fund pursuant to an investment sub-advisory agreement under the terms of which it has agreed to provide certain research services in connection with ThomasLloyd’s investment advisory activities and within the limitations of the Long-Short Fund’s investment policies and restrictions.  Johnson Illington has been registered with the SEC as an investment adviser since January 3, 2005.  Johnson Illington manages over $600 million of equity, fixed income and cash investments for individual and institutional clients and serves as a consultant to over $900 million in institutional assets.  Fifty-one percent of Johnson Illington is owned by ThomasLloyd and employees of Johnson Illington own the remainder.  The principal office of Johnson Illington is located at 677 Broadway, Albany, NY 12207.

Research Advisor.   Pursuant to the sub-advisory agreement, Hugh Johnson has served as a research advisor to ThomasLloyd since the Long-Short Fund’s inception on January 3, 2007. Mr. Johnson also serves as Chairman of Johnson Illington, a position he has held since February 2005.  As Chairman of Johnson Illington, he oversees the management of over $600 million of equity, fixed income, and cash investments for individual and institutional clients.  Additionally, he oversees Johnson Illington’s consulting services to over $900 million in institutional assets.  Mr. Johnson also serves as a Consulting Investment Strategist to First Albany Companies.  Prior to February 2005, Mr. Johnson was Senior Vice President and Chief Investment Officer of First Albany Companies.  Mr. Johnson served on the Board of Directors of First Albany Companies, Inc. from 1985 until September 2006.  Mr. Johnson is an economic advisor to the Chairman of the New York State Assembly Committee on Ways and Means and is a Director of the New York State Business Development Corporation, Security Mutual Life Insurance Company and Foxhall Capital Management Inc.  He is an adjunct Professor of Finance at Rensselaer Polytechnic Institute.  In addition, Mr. Johnson serves on several other state and community boards.  He received an A.B. from Dartmouth College, an M.A. from Southern Methodist University, and has recently been awarded the degree of Honorary Doctor of Humane Letters from Albany College of Pharmacy.

Management Fee.   The Long-Short Fund pays ThomasLloyd a management fee at the rate of 1.50% of the average daily net assets of the Fund.  ThomasLloyd, and not the Long-Short Fund , will pay Johnson Illington a sum of 20% of the “Net Advisory Fees” (as that term is defined in the Investment Subadvisory Agreement between ThomasLloyd and Johnson Illington) received by ThomasLloyd for its services as investment adviser to the Long-Short Fund.  For more information about management fees, please see “Investment Adviser and Sub-advisers” in the SAI.

The ThomasLloyd Funds’ Board of Trustees’ basis for the approval of the investment advisory agreements are available in the Funds’ annual or semi-annual report.

HOW IS THE TRUST ORGANIZED?

Each Fund is a series of the Trust, an open-end management investment company. The Board of Trustees of the Trust oversees each Fund’s activities.  The Board retains various companies to carry out each Fund’s operations, including the investment adviser, custodian, transfer agent and others.  The Board has the right, and the obligation, to terminate a Fund’s relationships with any of these companies and to retain a different company if the Board believes it is in the shareholders’ best interests.  At a mutual fund’s inception, the initial shareholder (typically the investment adviser) appoints the Trust's board.  Thereafter, the Board and the shareholders determine the Board’s membership.  The Board of the Trust may include individuals who are affiliated with the investment adviser, a sub-adviser and/or a distributor.

The Funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in “Distribution Fees”).

Portfolio Trades

In placing portfolio trades, a portfolio manager may use brokerage firms that market Fund shares, but only when the portfolio manager believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.  As long as a portfolio manager believes a brokerage firm can provide this combination, it may consider research and related services when choosing a brokerage firm.  In appropriate cases, a portfolio manager may instruct a brokerage firm to use a portion of the commissions received from a Fund to reduce Fund expenses. A portfolio manager may not compensate a brokerage firm for the promotion or sale of Fund shares by directing brokerage business to it.

Investment Goals

None of the Funds’ investment goals are fundamental, and they may be changed without shareholder approval.

Diversification

The OPTI Fund is diversified, which means it may not, with respect to at least 75% of its assets, invest more than 5% of its assets in the securities of one company.  However, this does not prevent the OPTI Fund from investing more than 5% of its assets in one mutual fund or other investment company.  The Long-Short Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of its assets that it may invest in any one company.

HOW DOES TAXATION AFFECT A FUND AND ITS SHAREHOLDERS?

How Does a Fund Earn Income and Gains?

A Fund may earn dividends and interest (the “income”) on its investments.  When it sells a security for a price that is higher than it paid, it has a gain.  When it sells a security for a price that is lower than it paid, it has a loss.  If it has held the security for more than one year, the gain or loss will be a long-term capital gain or loss.  If it has held the security for one year or less, the gain or loss will be a short-term capital gain or loss.  A Fund’s gains and losses are netted together, and, if it has a net gain, that gain will generally be distributed to you.

Taxation of a Fund’s Investments

A Fund invests your money in the securities that are described above for the OPTI Fund under “Main Strategies” and “How Does the ThomasLloyd OPTI-flex® Fund Pursue Its Investment Goal?” and for the Long-Short Fund under “Main Strategies”. Special tax rules may apply in determining the income and gains that a Fund earns on its investments.  These rules may, in turn, affect the amount of distributions that a Fund pays to you.  These special tax rules are discussed in the SAI.

Taxation of the Funds.  As regulated investment companies, the Funds generally pay no federal income tax on the income and gains distributed to you.

Taxation of Shareholders

What is a Distribution?

As a shareholder, you will receive your share of a Fund’s income and gains on its investments in securities.  Its income and short-term capital gains that are paid to you are taxed as ordinary dividends.  Its long-term capital gains that are paid to you are taxed as capital gain distributions. If it pays you an amount in excess of its income and gains, this excess will generally be treated as a non-taxable return of capital.  These amounts, taken together, are what we call a Fund’s distributions to you.  In general, any dividends and net short-term capital gain distributions you receive from a Fund are taxable as ordinary income.  Distributions of other capital gains generally are taxable as long-term gains.  Each Fund pays dividends from its net investment income on an annual basis and distributes capital gains, if any, annually.

Distributions.  Distributions from a Fund, whether you receive them in cash or in additional shares, are generally subject to income tax. Such distributions may be taxable at different rates depending on the length of time a Fund holds its assets.   A Fund will send you a statement in January of the current year that reflects the amount of ordinary dividends, capital gain distributions and non-taxable distributions you received from a Fund in the prior year.  This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year.  The Internal Revenue Service requires you to report these amounts on your income tax return for the prior year.

Distributions to Retirement Plans.  Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you.  Special rules apply to payouts from Roth and Coverdell Education Savings Accounts.

Dividends-Received Deduction.  Corporate investors may be entitled to a dividends-received deduction on a portion of the ordinary dividends they receive from a Fund.

Buying a Dividend.  Purchasing Fund shares in a taxable account shortly before a distribution is known as “buying a dividend.”  In taxable accounts, you must pay income taxes on the distribution whether you take the distribution in cash or reinvest it.  In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought Fund shares.  The risk in buying a dividend is that a Fund may build up taxable gains throughout the period covered by a distribution, as securities are sold at a profit.  We distribute those gains to you, after subtracting any losses, even if you did not own the shares when the gains occurred.

Dividend Reinvestments.  Most investors have their Fund dividends reinvested in additional shares of that Fund.  If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date.  Alternatively, you can choose to have a check for your dividends mailed to you.  However, if the check is not deliverable, your dividends will be reinvested.

Redemptions

What is a Redemption?

A redemption is a sale by you to a Fund of some or all of your shares in that Fund.  The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.

If you redeem your shares in a Fund, you will generally have a gain or loss that the IRS requires you to report on your income tax return. All or a portion of any loss on the redemption or exchange of your shares will be disallowed by the IRS if you purchase other shares in a Fund within 30 days before or after your redemption or exchange.

U.S. Government Interest.  Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. Government, subject to certain restrictions.  A Fund will provide you with information at the end of each calendar year on the amount of any such dividends that may qualify for exemption from reporting on your individual income tax returns.

Non-U.S. Investors.  Ordinary dividends generally will be subject to U.S. income tax withholding.  Your home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions or exchanges of your Fund shares.  Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax.  You may wish to contact your tax adviser to determine the U.S. and non-U.S. tax consequences of your investment in a Fund.

State Taxes.  Ordinary dividends and capital gain distributions that you receive from a Fund, and gains arising from redemptions or exchanges of your Fund shares will generally be subject to state and local income tax.  The holding of Fund shares may also be subject to state and local intangibles taxes.  You may wish to contact your tax adviser to determine the state and local tax consequences of your investment in a Fund.

Backup Withholding.  By law, a Fund must withhold 31% of your distributions and redemption proceeds if you have not provided complete, correct taxpayer information and 31% of your distributions if you are otherwise subject to backup withholding.

HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

ThomasLloyd OPTI-flex® FUND

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the ThomasLloyd OPTI- flex ® Fund for the period ended December 31, 2006 for Class A shares and for the past 5 years for Class C shares.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) (assuming reinvestment of all dividends and distributions).  Information for the fiscal years 2002 and 2003 has been audited by other auditors.  Information for the fiscal years ended December 31, 2004, 2005 and 2006 has been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, whose report, along with the OPTI Fund’s financial statements, is included in the annual report, which is available upon request.

	ThomasLloyd OPTI- flex ® Fund Class A (1)
		For the Period
		Ended
		December 31, 2006

Net Asset Value, Beginning of Period		$8.11

Investment Operations:
	Net investment income (2)	0.19(3)
	Net realized and unrealized gain on
	investments	0.64
	Total from investment operations	0.83

Net Asset Value, End of Period		$8.94

Total Return (4)		10.23%

Ratios/Supplemental Data
	Net assets, end of period (in 000's)	$1,412
Ratio of expenses to average net assets:
	Before reimbursement and voluntary fee reduction (5)	1.65% (6)
	After reimbursement and voluntary fee reduction (5)	1.47% (6)
Ratio of net investment income to average net assets (5) :		2.50% (6)
	Portfolio turnover rate	21.64%

(1)	The OPTI- flex ® Fund Class A shares commenced operations on February 1, 2006.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Net investment income per share is based on average shares outstanding.
(4)

Aggregate total return, not annualized and excludes all sales charges.  Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

(5)	These ratios exclude the expenses of the registered investment companies in which the Fund invests.
(6)	Annualized

ThomasLloyd OPTI- flex ® Fund Class C

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002
Net Asset Value, Beginning of Period	$ 7.54	$ 6.85	$ 5.88	$ 4.56	$ 6.19
Investment Operations:
Net investment income (loss) (1)	0.01 (2)	(0.01) (2)	(0.06) (2)	(0.04)	0.49
Net realized and unrealized gain (loss) on investments	1.32	0.70	1.03	1.36	(1.21)
Total from investment operations	1.33	0.69	0.97	1.32	(0.72)

Distributions from:
Net investment income	-	-	-	-	(0.91)
Net realized capital gains	-	-	-	-	-
	-	-	0.00	0.00	(0.91)
Net Asset Value, End of Period	$ 8.87	$ 7.54	$ 6.85	$ 5.88	$ 4.56

Total Return (3)	17.64%	10.07%	16.50%	28.95%	(11.59)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$4,988	$4,833	$4,462	$3,363	$2,018
Ratio of expenses to average net assets:
Before reimbursement and voluntary fee reduction (4)	2.40%	2.38%	2.40%	2.40%	4.09%
After reimbursement and voluntary fee reduction (4)	2.24%	2.38%	2.27%	2.29%	2.19%
Ratio of net investment income (loss) to average net assets (4)	0.07%	(0.15)%	(1.30)%	(0.81)%	(1.31)%
Portfolio turnover rate	21.64%	45.75%	33.46%	146.05%	2077.74%

1Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

2Net investment loss per share amounts were calculated using the average shares method.

3Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming investment of dividends.

4These ratios exclude the expenses of the registered investment companies in which the Fund invests.

ThomasLloyd Long-Short Equity Fund

As of December 31, 2006, the Long-Short Fund had not yet commenced operations, and therefore has no financial highlights to present.  Future Prospectuses will contain the Long-Short Fund’s financial highlights.

SHAREHOLDER MANUAL

HOW TO BUY SHARES

Minimum Investment.  The minimum investment to open an account in each Fund is $1,000, except an Individual Retirement Account (IRA) which has a $500 minimum. You may make subsequent investments in any account in amounts of at least $100.

Annual Maintenance Fee.  The Funds may deduct an annual maintenance fee of $10 from each account with a value of less than $10,000.  It is expected that accounts will be valued on the first trading day following April 30 of each year.  The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts.

Opening an Account.  You may open an account and make an investment by purchasing shares through brokerage firms having sales agreements with the Funds’ Distributor.  A minimum investment of $1,000 ($500 for an IRA) is required to establish an account in each Fund.  The minimum for subsequent investments in a Fund is $100.

You may also purchase shares directly from each Fund by submitting a check.  In the case of a new account, fill out the New Account Application accompanying this Prospectus.  A check payable to the Fund must accompany your New Account Application.  You may make payments by check or federal reserve draft payable to the Fund. Please send your completed application to the Funds’ transfer agent at following address: The ThomasLloyd Funds, c/o Matrix Fund Services, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred in the transaction.  All orders for the purchase of shares are subject to acceptance or rejection by the Fund or by the distributor.  Direct purchase orders received by the transfer agent, by 4:00 p.m., Eastern time, are confirmed at that day’s public offering price. Direct purchase orders received by the transfer agent after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.

Wire orders for shares of a Fund received by dealers prior to 4:00 p.m., Eastern time, and received by the Funds’ transfer agent before 5:00 p.m., Eastern time on the same day, are confirmed at that day’s public offering price.  Orders received by dealers after 4:00 p.m., Eastern time, are confirmed at the public offering price on the following business day.  It is the dealer’s obligation to place the order with transfer agent before 5:00 p.m., Eastern time, and to forward payment to U.S. Bank, N.A., the custodian for the Funds.

If the wire order is for a new account, you must telephone the Funds prior to making your initial investment.  Call 888-587-3539. Advise the Funds of the amount you wish to invest and obtain an account number and instructions.

No stock certificates will be issued.  Instead, the transfer agent will establish an account for each investor, and all shares purchased or received, including those acquired through the reinvestment of dividends and distributions, are registered on the books of the Fund and credited to such account.

No Fund will permit purchases until it receives the New Account Application in good order.

Subsequent Investments.  You may make subsequent investments in the Funds by mailing a check payable to the ThomasLloyd Funds.  Please include your account number on the check and mail as follows:

ThomasLloyd Funds

c/o Matrix Fund Services

630 Fitzwatertown Road

Building A, 2nd Floor

Willow Grove, PA 19090

You may also make subsequent investments by bank wire as described above.  You must notify the Funds prior to each wire purchase. Wires sent without notifying the Funds will result in a delay of the effective date of your purchase.

Purchasing Shares.

Choosing a Share Class.  Each Fund offers a choice of two classes of Fund shares: A and C classes.  There are a number of factors in deciding the class of shares that is best for you.  These factors would include the amount you plan to invest and how long you plan to hold the shares.  It is recommended you consult your financial adviser as to which share class is most appropriate for you.  The following is a summary of the differences between the two classes of shares.

A Shares

One time initial sales charge of up to 5.75%.

Lower sales charges available for investments of 50,000 or more.

Lower ongoing distribution fees than C shares.

No deferred sales charge (except on certain redemptions of shares bought without an initial sales charge).

C Shares

No up front initial sales charge when you buy your shares.

Contingent deferred sales charge (CDSC) of 1% if shares are redeemed less than 12 months from purchase.

Higher ongoing distribution fees than A shares.

Due to an investor’s ability to purchase shares at their NAV for investments in the amount of $1,000,000 or more, a Fund will generally not accept purchase orders of this level for C shares.

Class A Shares:

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above	*	*	*

*  There is no initial sales charge on purchases of $1,000,000 or more of Class A shares.  However, you will pay a 1% contingent deferred sales charge on shares redeemed less than 12 months from date of purchase.  The Distributor may pay a dealer commission on such purchases from its own resources.  When you purchase Class A shares directly from a Fund (and not through a broker), the Distributor retains the entire sales charge.

Class A Sales Charge Reductions:

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent:  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation:  A purchase of shares may qualify for a cumulative quantity discount.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.  If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Class A Sales Charge Waivers:  The Funds may sell Class A shares without an up-front sales charge to:

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trustees, directors, officers, employees (including retirees) of the Funds, the Investment Adviser or Sub-Advisers, the Distributor and their affiliates for themselves or certain members of their family; trusts, pension, profit-sharing or other plans for the benefit of directors, officers, employees (including retirees) of the Funds, the Investment Adviser or Sub-Advisers, the Distributor and their affiliates, and certain members of their families;

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authorized broker-dealers and financial institutions and certain employees (including their spouses and children) of such dealers and institutions;

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qualified employee benefit plans, payroll deduction plans and 501(c)(3) non-profit organizations; and

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any broker-dealer, financial institution or other qualified firm which does not receive commissions for selling shares to its clients.

Please refer to the SAI for detailed program descriptions and eligibility requirements. Additional information is available by calling 888-337-5132. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Funds at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Class C Shares:

The shares are sold at NAV without an initial sales charge, but if you redeem shares less than one year from the date of purchase (the “CDSC Period”) a contingent deferred sales charge (“CDSC”) equal to 1.00% of the lesser of the current market value or the cost of the shares being redeemed will apply.  No CDSC will be imposed on shares acquired by reinvestment of distributions.  In determining whether a CDSC is applicable, it will be assumed that a redemption is made first of shares derived from reinvestment of distributions, second of shares purchased, but no longer subject to a CDSC, and third of shares redeemed less than one year from date of purchase.  The shares bear an asset based service fee of 0.25% and a Rule 12b-1 fee of 0.75%.  The shares provide the benefit of putting all of your dollars to work from the time you make the investment.  All CDSC’s imposed on redemptions are paid to the distributor.  When you purchase Class C shares directly from a Fund (and not through a broker), the Distributor retains the asset based sales charge.

Sales Charge Waivers:  The Funds may waive the CDSC on redemption following your death, or if you become unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in your death or be of long-continued and indefinite duration.  The Funds may also waive the CDSC when the total amount of your redemptions do not exceed 10% of your purchases.  See “Other Shareholder Services - Systematic Withdrawal Program.”

In addition, the Funds may waive the CDSC on the redemption of shares owned by banks, bank trust departments, savings and loan associations, federal and state credit unions, trust companies, and broker-dealers, either in their fiduciary capacities or for their own accounts, that have been purchased pursuant to a special agreement with the distributor.  These financial institutions and broker-dealers may charge fees to you for purchases of shares for which the CDSC has been waived.

DISTRIBUTOR AND DISTRIBUTION FEES

Rule 12b-1 of the Investment Company Act permits mutual funds that adopt a written plan to pay out of fund assets certain expenses relating to the sale and distribution of their shares.  Each Fund has adopted distribution and service plans (each a “Plan”).   Under each Fund’s Plan related to the Class A shares, the Fund will pay the Distributor, an annual fee of up to 0.25%, of the average daily net assets of the respective Fund’s Class A shares. Under each Fund’s Plan related to the Class C shares, the Fund will pay the Distributor an annual distribution (12b-1) fee of 0.75% of Fund assets and an annual service fee of 0.25% of Fund assets of the respective Fund’s Class C shares.  Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees are used primarily to offset initial and ongoing commissions paid to brokerage firms for selling shares of a Fund.  The Distributor may use distribution fees that are not allocated to brokerage firms to reduce its own sales and marketing expenses.  Service fees are used primarily to reimburse brokerage firms for providing personal services to Fund shareholders and maintaining shareholder accounts.  The Distributor may use service fees that are not allocated to brokerage firms to reduce its own expenses for providing personal services and maintaining shareholder accounts.

In addition, ThomasLloyd, the sub-advisers, the Distributor and their affiliates may make substantial payments to dealers or other financial intermediaries related to distribution and sales support activities out of their own resources including the profits from advisory fees received from the Funds.  Some of these distribution related payments may be made to dealers or financial intermediaries for marketing promotional related expenses.  These payments are often referred to as “revenue sharing” payments.  In some circumstances, these revenue sharing payments may create an incentive for a financial adviser, its employees or associated persons to recommend or sell shares of a Fund to you.  Please contact your financial adviser for details about these payments it may receive.

HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

You may redeem shares and withdraw funds at NAV per share less, any applicable CDSC.  There are no redemption fees. (See “Transaction Policies.”)

By Mail -- You may redeem shares by mailing a written request to ThomasLloyd Funds, c/o Matrix Fund Services, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090.  To protect you and the Funds against fraud, your signature on a redemption request for more than $2,500 must have a signature guarantee from an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange, clearing agency or savings association).  We may require further documentation if you are requesting redemption of shares held of record in the name of corporations or trustees, and other fiduciaries.

Amounts withdrawn are mailed without charge to the address printed on your account statement.

By Bank Wire -- You may redeem up to $50,000 worth of shares by telephone or by placing a wire redemption through your brokerage firm.  Amounts redeemed by bank wire will be mailed to the address printed on your account statement. Wire redemptions must be in excess of $1,000.  Wire redemption requests received by dealers prior to 4:00 p.m., Eastern time, and received by Matrix Fund Services before 5:00 p.m., Eastern time on the same day, are confirmed at that day’s NAV per share.  Direct wire redemption requests must be received by 4:00 p.m., Eastern time, to be confirmed at that day’s NAV.

When Redemptions Are Effective -- Redemptions are made at the NAV per share (less any applicable CDSC) next determined after receipt by Matrix Fund Services of a redemption request in good order.  (See “Transaction Policies.”)  Payment is normally made within five days after the redemption request.

TRANSACTION POLICIES

Valuation of Shares.  The NAV per share  for each Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing the Fund’s net assets by the number of its shares outstanding.

The assets of the OPTI Fund consist primarily of underlying mutual funds, which are valued at their respective NAV’s.  The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund.  Underlying money market funds with portfolio securities with a remaining maturity of 13 months or less and a weighted average maturity not exceeding 90 days may use the amortized cost to value their securities.  Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost which approximates market value.

The Long-Short Fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of the Trust.  Debt securities with a remaining maturity of 13 months or less and a weighted average maturity not exceeding 90 days may be valued at amortized cost.  Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost which approximates market value.

Execution of Requests.  Each Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is received by the transfer agent.

At times of peak activity, it may be difficult to place requests by phone.  During these times, consider sending your request in writing.

In unusual circumstances, the Funds may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven days, as allowed by federal securities laws.

Telephone Transactions.  For your protection, telephone requests may be recorded in order to verify their accuracy.  In addition, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information.  If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call.  Proceeds from telephone transactions can only be mailed to the address of record.

Sales in Advance of Purchase Payments.  When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds to you until your purchase payment clears.  This may take up to fifteen days after the purchase.

Short-Term Trading Policy

Short-Term Trading Generally. The Funds discourage short-term or excessive trading, and intend to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Adviser, a Sub-adviser or transfer agent such trading may interfere with the efficient management of the Funds’ portfolios, may materially increase the Funds’ transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Funds and their shareholders.

Short-Term Trading Consequences. If information regarding your trading activity in the Funds or another fund is brought to the attention of the Adviser or a sub-adviser or the Funds’ transfer agent and based on that information the Funds or their agents in their sole discretion conclude that your trading may be detrimental to the Funds as described in this short-term trading policy, the Funds may temporarily or permanently bar your future purchases into the Funds or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Funds and any other mutual fund).

In considering an investor’s trading activity, the Funds may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Funds, in other mutual funds, or in accounts under common control or ownership.

Short-Term Trading Through Financial Intermediaries. You are an investor subject to this policy whether you are a direct shareholder of the Funds or you are investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan, such as a 401(k) retirement plan or a 529 college savings plan that maintains an omnibus account with the fund for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds’ short-term trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ short-term trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ short-term trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ short-term trading policy.

Risks from Short-Term Trading. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of a Fund’s portfolio, increase its transaction costs, administrative costs and taxes and/or impact performance.

In addition, if the nature of a Fund’s portfolio holdings expose the Fund to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the NAV of the fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading, under certain circumstances, may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon NAVs which do not reflect appropriate fair value prices. Arbitrage market timers may seek to exploit possible delays between the change in the value of a mutual fund’s portfolio holdings and the NAV of the fund’s shares in funds that hold significant investments in small-cap securities and other types of investments which may not be frequently traded.

The Funds will seek to reduce the risk of short-term trading by selectively reviewing on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this short-term trading policy.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders. There is no assurance that the Funds or their agents will gain access to any or all information necessary to detect short-term trading in omnibus accounts. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect short-term trading, the Funds cannot represent that such trading activity can be completely eliminated.

Revocation of Short-Term Trading Trades. Transactions placed in violation of the Funds’ short-term trading policy are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by the Funds.

OTHER SHAREHOLDER SERVICES

Automatic Account Builder: This program offers you a convenient way for you to invest in a Fund by automatically transferring money from your checking or savings account each month to buy shares.  Under the program, regular investments of $100 or more will be deducted from your checking or savings account and invested in shares of the Fund.  Your bank must be a member of the Automated Clearing House (ACH).  To sign up, complete the Automatic Account Builder section of your New Account Application.  There is no additional charge for this service.

Systematic Withdrawal Program: This program allows you to automatically sell your shares and receive regular distributions of $100 or more from your account. You must either own or purchase shares having a value of at least $10,000 and advise the Fund in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually.  To sign up, complete the appropriate section of your New Account Application. Your should realize that if withdrawals exceed income dividends, the invested principal may be depleted.

Withdrawals under this program from your account will be subject to any CDSC that applies, with the following exception.  No CDSC will be charged on an amount that does not exceed 10% annually of the “initial account value” -- the value of your account at the time you elect to participate in this program.

You may make additional investments and may change or stop the program at any time.  There is no charge for this program.

Exchange Privilege:  You can exchange shares worth $500 or more (no minimum for retirement accounts) from one class of a Fund into the same class of another Fund in the ThomasLloyd fund family.  You may request your exchange by contacting your financial representative.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any account established through an exchange will generally have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges although you may be charged a sales load when exchanging into a fund with a higher one.

Reinvestment Privilege:  You can reinvest up to the number of Class A shares you redeemed within 45 days after redemption at the current share price without any sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once.

Shareholder Accounts

Each Fund maintains an account for you in full and fractional shares.  Each Fund may reject any purchase order and may waive minimum purchase requirements.

Confirmation Statements -- All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.  In addition, you will receive a quarterly account statement which contains a summary of transactions for the quarter as well as dividend reinvestment information.  Quarterly statements are mailed promptly after the last business day of the quarter.

Accounts With Low Balances.  The Funds may redeem shares in your account for their then current NAV and pay the proceeds to you if at any time your account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions you have made.  The Funds may redeem the shares in your account if you have opened your account for less than the minimum purchase amount and you do not purchase additional shares to meet the minimum.  Before any shares are redeemed for these purposes, you will be notified in writing 30 days before any such redemption to bring the value of shares in your account to $1,000 ($500 for an IRA).

MORE ABOUT RISK

PRINCIPAL AND NON-PRINCIPAL STRATEGIES

Each Fund’s risk profile is largely defined by the Fund’s principal securities and investment practices.  You may find the most concise description of each Fund’s risk profile in the Fund summary at the beginning of this Prospectus.

Each Fund is permitted to use – within limits established by the Trustees – certain other securities and investment practices that have higher risks and opportunities associated with them.  Likewise, the OPTI Fund is permitted to invest in other mutual funds that own securities and use investment practices that have higher risks and opportunities associated with them.  To the extent that a Fund, or the mutual funds in which the Fund invests, use these securities or practices, the Fund’s overall performance may be affected, either positively or negatively.  On the following pages are brief descriptions of these securities and investment practices, along with the risks associated with them.  The Funds follow certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that a Fund will earn income or show a positive total return over any period of time – days, months or years.

RISK AND INVESTMENT GLOSSARY

Asset-backed Securities are securities backed by unsecured debt, such as credit card debt; these securities are often guaranteed or over-collateralized to enhance their credit quality.  Credit and interest rate risks are the principal risks.

Borrowing and Reverse Repurchase Agreements refer to a loan of money from a bank or other financial institution undertaken by a Fund or underlying funds in which the Fund invests.

Common Stock is a share of ownership (equity) interest in a company.

Companies with Limited Operating Histories are securities issued by companies that have been in continuous operation for less than three years.  Sometimes called “unseasoned” issuers.  Market, liquidity and information risks are the principal risks.

Convertible Securities are debt or equity securities which may be converted on specified terms into stock of the issuer.  Market, interest rate, prepayment and credit risks are the principal risks.

Correlation Risk occurs when a Fund, or underlying funds in which the Fund invests, “hedge” – uses one investment to offset the Fund’s, or the underlying funds’, position in another.  If the two investments do not behave in relation to one another the way the portfolio manager expects them to, then unexpected results may occur.

Credit Risk means that the issuer of a security or the counterparty to an investment contract may default or become unable to pay its obligations when due.

Currency Contracts involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.

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Hedged.  Currency, hedged leverage, correlation, liquidity, opportunity risks are the principal risks.

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Speculative.  Currency, speculative leverage, liquidity risks are the principal risks.

Currency Risk happens when a Fund, or the underlying funds in which the Fund invests, buy or sell a security denominated in foreign currency.  Foreign currencies “float” in value against the U.S. dollar.  Adverse changes in foreign currency value can cause investment losses when a Fund’s, or the underlying funds’, investments are converted to U.S. dollars.

Defensive Measures may be taken when the manager of a Fund, or the underlying funds in which the Fund invests, believes it is warranted due to market conditions.  When this happens, a Fund, or the underlying funds in which the Fund invests, may increase their investment in government securities and other short-term securities without regard to the Fund’s, or the underlying funds’, investment restrictions, policies or normal investment emphasis.  As a result, a Fund, or the underlying funds in which the Fund invests, could be unable to achieve their investment objectives. Opportunity risk is the principal risk.

Diversification means a diversified fund may not, with respect to at least 75% of its assets, invest more than 5% in the securities of one company.  A non-diversified fund may be more volatile than a diversified fund because it invests more of its assets in a smaller number of companies and the gains or losses on a single stock will therefore have a greater impact on the fund’s share price. The OPTI Fund is a diversified fund, although it may invest more than 5% of its assets in one mutual fund.  If this underlying mutual fund performs poorly, this could negatively affect the OPTI Fund’s share price.  The OPTI Fund may invest in non-diversified funds.

Extension Risk means the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value.

Financial Futures and Options; Securities and Index Options are contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index.

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Futures and related options.  Interest rate, currency, market, hedged or speculative leverage, correlation, liquidity, opportunity risks are the principal risks.

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Options on securities and indices.  Interest rate, currency, market, hedged or speculative leverage, correlation, liquidity, credit, opportunity risk are the principal risks.

Foreign Securities are issued by foreign governments or companies located outside of the United States.  The Funds consider a company to be located outside the United States if the principal securities trading market for its equity securities is located outside the U.S. or it is organized under the laws of, and has its principal office in, a country other than the U.S.  Market, currency, transaction, liquidity, information and political risks are the principal risks.

Forward Foreign Currency Contracts are privately negotiated contracts committing the holder to purchase or sell a specified quantity of a foreign currency on a predetermined future date.  Market, opportunity and leverage risks are the principal risks.

Hedging Risk comes into play when a Fund, or the underlying funds in which the Fund invests, use a security whose value is based on an underlying security or index to “offset” the Fund’s or the underlying funds’ position in another security or currency.  The objective of hedging is to offset potential losses in one security with gains in the hedge.  But a hedge can eliminate or reduce gains as well as offset losses.  (Also see  “Correlation Risk.”)

Illiquid and Restricted Securities are securities which, by rules of their issue or by their nature, cannot be sold readily.  These include illiquid Rule 144A securities. Market, liquidity and transaction risks are the principal risks.

Information Risk means that information about a security or issuer may not be available, complete, accurate or comparable.

Interest Rate Risk is the risk that changes in interest rates will adversely affect the value of an investor’s securities.  When interest rates rise, the value of fixed-income securities will generally fall.  Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities.  Longer-term securities are subject to greater interest rate risk.

Investment Grade Bonds are rated BBB (Standard & Poor’s) or Baa (Moody’s) or above.  Bonds rated below investment grade are subject to greater credit risk than investment grade bonds.  Interest rate, prepayment, market and credit risks are the principal risks.

Leverage Risk is associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.  If a Fund invests in underlying funds that use leverage, it will have the risks arising from the use of leverage.

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Hedged – when a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Fund also holds, any loss generated by the derivative should be offset by gains on the hedged investment, and vice versa.  While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

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Speculative – To the extent that a derivative is not used as a hedge, a Fund is directly exposed to the risks of that derivative.  Gains or losses from speculative positions in a derivative may be substantially greater than the derivative’s original cost.

Liquidity Risk occurs when investments cannot be sold readily.  A Fund, or the underlying funds in which the Fund invests, may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

Long/Short Funds are mutual funds or closed end investment companies that can take long and/or short positions in equity and/or debt securities of U.S. and foreign companies.  Long/Short funds buy equity and/or debt securities “long” that they believe will perform better than their peers.  Long/Short funds sell equity and/or debt securities “short” that they believe will underperform their peers.  A long position is when the Long/Short Fund purchases equity and/or debt securities outright.  A short position is when the Long/Short Fund sells an equity and/or debt security that it has borrowed with the expectation that the market price will drop and that the security will be able to be bought back at a lower price at a later date.  Market, hedged leverage, speculative leverage, correlation, liquidity and opportunity risks are the principal risks.

Management Risk is the risk that a strategy used by a Fund’s management may fail to produce the intended result.  Common to all mutual funds.

Market Capitalization is the total current market value of a company’s outstanding common stock.

Market Risk exists in all mutual funds and means the risk that the prices of securities in a market, a sector, or an industry will fluctuate, and that such movements might reduce an investment’s value.

Mortgage-backed Securities are securities backed by pools of mortgages, including pass-through certificates, PACs, TACs and other senior classes of collateralized mortgage obligations (CMOs).  Credit, extension, prepayment, liquidity, interest rate risks are the principal risks.

Non-investment Grade Debt Securities – debt securities rated below BBB/Baa, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities. Companies issuing lower-rated securities are not as strong financially as those with higher credit ratings.  These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. The market price of lower-rated securities may fluctuate more than higher-rated securities, and lower-rated securities may be less liquid than higher-rated securities. Credit, market, interest rate, liquidity, valuation, information risks are the principal risks.

Opportunity Risk means missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

Participation Interests are securities representing an interest in another security or in bank loans.  Credit, interest rate, liquidity, valuation risks are the principal risks.

Political Risk comes into play with investments, particularly foreign investments, which may be adversely affected by nationalization, taxation, war, government instability or other economic or political actions or factors.

Prepayment Risk is the risk that, as interest rates fall, borrowers are more likely to refinance their debts.  As a result, the principal on certain fixed income securities, including mortgage-backed securities, may be paid earlier than expected, which could cause investment losses and cause prepaid amounts to have to be reinvested at a relatively lower interest rate.

Repurchase Agreements means the purchase of a security that must later be sold back to the issuer at the same price plus interest.    Credit risk is the principal risk.

Sector Focus occurs when a significant portion of a Fund’s assets are invested in a relatively small number of related industries.    If a Fund invests in underlying funds that concentrate investments in one or a small number of related industries, the Fund will have the risks arising from sector focus.  Sector focus may increase both market and liquidity risk.

Short Sales means the selling of securities which have been borrowed on the expectation that the market price will drop and that the securities will be able to be bought back at a lower price at a later date.

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Hedged.  Hedged leverage, market, correlation, liquidity, opportunity risks are the principal risks.

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Speculative.  Speculative leverage, market, liquidity risks are the principal risks.

Short-Term Trading means selling a security soon after purchase.  If a Fund engages in short-term trading, you will have higher turnover and transaction expenses.  Short-term trading may also result in short-term capital gains.  Upon the distribution to you of any net short-term capital gains from a Fund, you will be taxed at ordinary tax rates.  The Funds engage in short-term trading more than most mutual funds.  Market risk is the principal risk.

Securities Lending means the lending of securities to financial institutions, which provide cash or government securities as collateral. The Funds cannot engage in securities lending, but underlying funds in which the Funds invest may.  Credit risk is the principal risk.

Small and Mid-sized Company Securities are securities issued by small or mid-sized companies, as measured by their market capitalization.  Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short-term.  Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.  In general, the smaller the company, the greater its risks.  Market, liquidity and information risks are the principal risks.

Structured Securities means indexed and/or leveraged mortgage-backed and other debt securities, including principal-only and interest-only securities, leveraged floating rate securities and others.  These securities tend to be highly sensitive to interest rate movements and their performance may not correlate to these movements in a conventional fashion.  Credit, interest rate, extension, prepayment, market, speculative leverage, liquidity, valuation risks are the principal risks.

Transaction Risk means that a Fund, or the underlying funds in which the Fund invests, may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

When Issued Securities and Forward Commitments involve the purchase and sale of securities for delivery at a future date, market value may change before delivery.  Market, opportunity and leverage risks are the principal risks.

PRIVACY POLICY

NOTICE OF PRIVACY POLICY & PRACTICES

The public is increasingly concerned about the privacy of personal information.  We at ThomasLloyd Funds take the privacy of our clients very seriously.  We know that the success of our business depends on the trust our customers put in us to safeguard their assets and to protect the personal information we collect and maintain about them.

In order to enhance our ability to provide you with the best service possible, ThomasLloyd (we/us) collects, uses, and shares certain information about you.  This policy explains what information we collect and with whom we share it.  The practices described in this policy are applicable to all consumers, including current and former customers, who do business with us.  The policy also explains how we protect the security and confidentiality of our customer information.

A.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about applicants to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable.  We collect this information from a variety of sources including:

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Information we receive from you on applications or other forms (e.g., your name, address, date of birth, social security number and investment information);

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Information about your transactions and experiences with us and our affiliates (e.g., your account balance, transaction history and investment selections); and

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Information we obtain from third parties regarding their brokerage, investment advisory, custodial, or other relationship with you (e.g., your account number, account balance and transaction history).

B.

INFORMATION WE SHARE WITH SERVICE PROVIDERS OR JOINT MARKETERS

We may disclose all or part of the information we collect, as described in paragraph A, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder servicing.  We also may provide that information to others who perform marketing services for us and to financial institutions with which we jointly offer financial products or services, provided they use the information solely for those purposes and they enter into a confidentiality agreement regarding the information.

C.

INFORMATION WE SHARE WITH AFFILIATES

Our affiliates are financial service providers who offer administrative, investment advisory, brokerage, and other financial services.  In addition to the information we share with affiliates that provide services to us, we may share information described in paragraph A among affiliates to better assist you in achieving your financial goals.

D.

INFORMATION WE SHARE WITH NON-AFFILIATED THIRD PARTIES

We do not disclose any nonpublic personal information about our customers or former customers to nonaffiliated third parties, except as described in paragraph B and as permitted by law.

E.

SECURITY AND CONFIDENTIALITY OF YOUR INFORMATION

We take steps to safeguard customer information.  We restrict access to nonpublic personal information about you to those employees (or people, working on our behalf and under confidentiality agreements) who need to know that information in order to provide products and services to you.  We also maintain physical, electronic, and procedural safeguards that comply with Federal regulations to guard your nonpublic personal information.

F.

CHANGES TO THIS POLICY

We may amend this policy at any time and we will notify you of changes to its terms and conditions. ThomasLloyd will provide customers notice of its privacy policy annually.

G.

QUESTIONS

If you have any questions about our privacy policy, please contact us toll free at:

888-337-5132

THOMASLLOYD FUNDS

Investment Company Act file No. 811-09156

WHERE TO LEARN MORE ABOUT THE FUNDS

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.  The SAI has been filed with the SEC and is incorporated by reference in this Prospectus (is legally a part of this Prospectus).

Annual and Semi-annual Reports

These reports include portfolio holdings, financial statements, performance information, the auditor’s report (in the case of the annual report), and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Information about each Fund (including its SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about the Funds are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street N.E., Washington, D.C.  20549-5009.

To obtain a free copy of the SAI, Funds’ most recent annual or semi-annual report, request other information about the Funds, or make shareholder inquires about the Funds, please call 1-888-337-5132  or visit www.ThomasLloydFunds.com .  You may also write or E-mail us at:

ThomasLloyd Funds

427 Bedford Road
Pleasantville, NY 10570

info@ThomasLloydFunds.com

THOMASLLOYD FUNDS

THOMASLLOYD OPTI-flex® FUND

THOMASLLOYD LONG-SHORT EQUITY FUND

Statement of Additional Information Dated April 3, 2007

This SAI is not a prospectus.  It should be read in conjunction with the Prospectus of the ThomasLloyd Funds dated April 3, 2007.  The Annual Report for the period ended December 31, 2006 is incorporated herein by reference.  A copy of the Prospectus and Annual Report may be obtained from the Funds, c/o Matrix Fund Services, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090, or by calling: 1-888-337-5132.  Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

TABLE OF CONTENTS

Page

Description of the Trust

2

Investment Policies and Related Matters

3

General

3

The ThomasLloyd OPTI-flex® Fund’s Portfolio

3

The ThomasLloyd Long-Short Equity Fund’s Portfolio

4

Investment Restrictions

5

Additional Investment Strategies and Risks

7

Portfolio Turnover

18

Purchase and Sale of Portfolio Securities

18

Valuation of Fund Portfolio Securities

19

Additional Purchase and Redemption Information

20

Distributions and Taxes

21

Investment Adviser and Sub-advisers

22

Officers and Trustees

27

The Distributor

31

Proxy Voting Procedures

33

Disclosure of Portfolio Holdings

33

Additional Information

34

Principal Holders of Outstanding Shares

34

Financial Statements

37

Investment Adviser

Transfer Agent

ThomasLloyd Global Asset Management

Matrix Fund Services

(Americas) LLC

Distributor

Sub-advisers

ThomasLLoyd Capital LLC

PROACTIVE Money Management, Inc.

Johnson Illington Advisors, LLC

DESCRIPTION OF THE TRUST

General.  The ThomasLloyd OPTI-flex® Fund and the ThomasLloyd Long-Short Equity Fund are series of the ThomasLloyd Funds, an open-end management investment company organized as a Massachusetts business trust on May 3, 1996 (the “Trust”).  The ThomasLloyd OPTI-flex® Fund is a diversified fund.  The ThomasLloyd Long-Short Equity Fund is a non-diversified fund.  The Trust’s offices are at 427 Bedford Road, Pleasantville, NY 10570.  The business and affairs of the Trust are under the direction of its Board of Trustees.

The Trust has retained the services of ThomasLloyd Global Asset Management (Americas) LLC (the “Adviser”, formerly known as Illington Fund Management LLC) as investment adviser for the Funds. PROACTIVE Money Management, Inc. (a “Sub-adviser”) acts as investment sub-adviser to the ThomasLloyd OPTI-flex® Fund (the “OPTI Fund”).  Johnson Illington Advisors, LLC (a “Sub-adviser”) acts as investment sub-adviser to the ThomasLloyd Long-Short Equity Fund (the “Long-Short Fund” and, together with the OPTI Fund, the “Funds”).

Shares of Beneficial Interest. The Trust’s Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in the Trust’s existing funds and to create additional funds.  All shares have a par value of $.10 per share, are fully paid, non-assessable and fully transferable when issued.  All shares are issued as full or fractional shares. All shares have certain voting and dividend rights, but do not have preemptive or conversion rights.

A fraction of a share has the same rights and privileges, proportionally, as a full share.  Each Fund of the Trust issues its own series of shares of beneficial interest.  The shares of each Fund represent an interest only in the respective Fund’s assets (and profits or losses), and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of the Fund.  The Trust’s Board of Trustees may authorize the creation of additional series under the Declaration of Trust, each of which would invest its assets in separate, individually managed portfolios.

Each full or fractional share has a proportionate vote.  On some issues, such as the election of Trustees, all shares of the Trust vote together as one series.  On an issue affecting a particular Fund, only its shares vote as a separate series.  An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.  In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of any other Fund.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate fractional votes for fractional shares held.  A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote.  Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund.  There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose.  The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust’s outstanding shares.  Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

The Trust or a Fund may be terminated upon the sale of its assets to another open-end management investment company if approved by vote of the holders of a majority of the shares of the Trust or that Fund (when such sale is recommended by the Trustees). The Trust or a Fund may be terminated upon liquidation and distribution of its assets if approved by the Trustees or by vote of the holders of a majority of the shares of the Trust or the Fund.  If not so terminated, the Trust and each Fund will continue indefinitely.

Trustee Liability.  The Declaration of Trust provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

The investment policies set forth below in this section represent each Fund’s policies as of the date of this SAI.  The investment policies are not fundamental and they may be changed by the Trustees of the Trust without shareholder approval.

Because each Fund intends to employ flexible asset allocation investment strategies when market trends are not considered favorable, the Funds may occasionally change the entire portfolio.  High transaction costs could result when compared with other funds.

THOMASLLOYD OPTI-flex® FUND’S PORTFOLIO

The ThomasLloyd OPTI-flex® Fund’s Sub-adviser will select mutual funds for inclusion in the OPTI Fund on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the OPTI Fund.

PROACTIVE utilizes a dynamic asset allocation strategy for deciding when to invest in mutual funds or alternatively in other investments such as are described below.

In purchasing shares of other mutual funds, the OPTI Fund will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

The OPTI Fund has adopted certain investment restrictions, which cannot be changed except with the vote of a majority of the Fund’s issued and outstanding shares.  These restrictions are described elsewhere in this SAI.

The OPTI Fund may invest in common stocks based upon the criteria described in its investment objectives. The OPTI Fund may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments.  The OPTI Fund may engage in hedging transactions to the extent and for the purposes set forth in the Fund’s Prospectus.

PROACTIVE may not buy all of these instruments or mutual funds or use all of these techniques unless it believes that they are consistent with the OPTI Fund’s investment objective and policies.

The OPTI Fund diversifies across investment types more than most mutual funds.  However, like any other mutual fund, the OPTI Fund does not constitute a complete investment program. While the OPTI Fund invests in stock, bond, money market and gold mutual funds and other securities in varying proportions, investors should not construe the Fund as a balanced investment program offering relatively stable allocations among these asset classes.  Because the allocation strategy of PROACTIVE may, at certain times, result in a portfolio with a primary emphasis on stock mutual funds, the OPTI Fund may from time to time exhibit a level of volatility which is more consistent with a stock portfolio than a balanced portfolio.  However, over the long-term, the volatility of the OPTI Fund’s total return is expected to be less than that of a stock portfolio.

Investors should also be aware that the investment results of the OPTI Fund depend upon PROACTIVE ’s ability to anticipate correctly the relative performance and risk of stocks, bonds, money market instruments and gold.  Historical evidence indicates that correctly timing portfolio allocations among these market segments has been a difficult strategy to implement.  While PROACTIVE has experience in active asset allocation, there can be no assurance that PROACTIVE will correctly anticipate relative asset class performance in the future on a consistent basis.  The OPTI Fund’s short-term investment results would suffer, for example, if only a small portion of the Fund’s assets were allocated to stock mutual funds during a significant stock market advance, or if a major portion of its assets were allocated to stock mutual funds during a market decline.  Likewise, the OPTI Fund’s short-term investment results would also suffer if the Fund were substantially invested in bond mutual funds at a time when interest rates increased.

THOMASLLOYD LONG-SHORT EQUITY FUND’S PORTFOLIO

The ThomasLloyd Long-Short Equity Fund’s portfolio manager will actively take long positions in US equity industry sectors, asset classes and styles that are viewed as attractive and short positions in US equity industry sectors, asset classes and stock style orientation that are viewed as unattractive.  The Long-Short Fund will normally select exchange traded funds (“ETFs”) that provide access to the various industry sectors, asset classes and styles for inclusion in the Fund portfolio.  The portfolio manager may also use individual equity, debt, short term/money market instruments and exchange trade futures to execute its asset allocation, sector, capitalization and value/growth allocation decisions.  These instruments will be employed as “fine tuning” instruments to effect the portfolio manager’s model recommendations.  Equity holdings may include allocations to small and mid-capitalization securities.  Allocation to various sectors of market capitalization will be based largely on allocation models.  Holdings in these capitalization sectors will be required to meet minimum trading requirements in order to insure trading flexibility for the portfolio manager to initiate and exit these positions.

The portfolio manager may use fixed income strategies when called for by its allocation models to provide risk reduction through diversification.  These allocations are also expected to add to the income and capital appreciation component of the Long-Short Fund.  Holdings in the fixed income sector will be focused on but not limited to investment grade securities.  The maturity of fixed income holdings will vary based on the portfolio manager’s allocation model and the fundamental analysis of business and market cycle analysis. Extending fixed income portfolio duration increases the risk of price volatility within this portion of the Long-Short Fund.

Investors should also be aware that the investment results of the Long-Short Fund depend upon the portfolio manager’s ability to anticipate correctly the relative performance and risk of stocks, bonds and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these market segments has been a difficult strategy to implement.  While the portfolio manager has experience in active asset allocation, there can be no assurance that the portfolio manager will correctly anticipate relative asset class performance in the future on a consistent basis.  The Long-Short Fund’s short-term investment results would suffer, for example, if only a small portion of the Fund’s assets were allocated to equities or equity linked investments during a significant stock market advance, or if a major portion of its assets were allocated to equities or equity linked investments during a market decline.  Likewise, the Long-Short Fund’s short-term investment results would also suffer if the Fund were substantially invested in long duration fixed income investments at a time when interest rates increased.

INVESTMENT RESTRICTIONS

The investment restrictions below have been adopted by the Trust with respect to the Funds as fundamental policies.  Under the Investment Company Act of 1940, as amended, (the “1940 Act”), a “fundamental” policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, which means the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares (“Majority Vote”).  The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities.  Whenever a Fund is requested to vote on a change in the investment restrictions, the Trust will hold a meeting of the Fund shareholders and will cast its votes as instructed by the shareholders.

As a matter of fundamental policy, the OPTI Fund may not:

(1)

issue senior securities, except as permitted under the 1940 Act;

(2)

borrow money, except that the OPTI Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3)

underwrite securities issued by others, except to the extent that it may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of restricted securities;

(4)

purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent it from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(5)

purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent it from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(6)

invest more than 25% of the value of its total assets in any industry or group of industries other than open-end investment companies (U.S. Government Securities are not subject to this limitation); or

(7)

lend any security or make any other loan; however, this limitation does not apply to purchases of debt securities or to repurchase agreements.

As a matter of fundamental policy, the Long-Short Fund may not:

(1)

issue senior securities, except as permitted under the 1940 Act, and as interpreted and modified by regulatory authority having jurisdiction, from time to time;

(2)  borrow money, except as permitted under the 1940 Act, and as interpreted and modified by regulatory authority having jurisdiction, from time to time;

(3)  underwrite securities issued by others, except to the extent that it may be deemed to be an underwriter within the meaning of the “1933 Act” in the disposition of portfolio securities;

(4)  purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prevent it from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business;

(5)  purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prevent it from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

(6)  invest more than 25% of the value of its total assets in any industry other than registered investment companies including open-end or closed-end investment companies and ETFs. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto; or

(7)

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Long-Short Fund’s investment objective and policies may be deemed to be loans.

The following investment limitations of each Fund are not fundamental and may be changed without shareholder approval.

(i)  The Funds do not currently intend to purchase securities on margin, except that each Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with permitted investments and techniques including short sales, futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(ii)  No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings.  No Fund will mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(iii)  The Funds do not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(iv) No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Normally, at least 65% of the OPTI Fund’s assets will be invested in mutual funds. However, up to 25% of the Fund’s assets may be invested in closed-end investment companies and up to 10% of the OPTI Fund’s assets may be invested in direct investments.  Direct investments are investments in securities other than mutual funds and closed-end investment companies, and may include stocks, bonds, and money market instruments and repurchase agreements.

The Long-Short Fund assets will normally be invested in long and short positions in exchange traded funds. The Long-Short Fund may directly invest in stocks, bonds, money market instruments, closed-end investment companies, repurchase agreements and other securities.

Therefore, except as otherwise expressly provided herein, the following discussion of investment strategies, risks, and limitations pertain to mutual funds, ETFs, closed-end investment companies and direct investments purchased by the Funds, and securities purchased by underlying funds in which the Funds invests.  Any percentage limitations apply to the Funds and may or may not apply to underlying funds in which the Funds invest.

Investment in Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the Investment Company Act of 1940, as amended and the Fund’s investment objectives.  Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations.

Under Section 12(d)(1) of the Investment Company Act of 1940, as amended, the Fund may invest only up to 5% of its total assets in the securities of any one investment company (ETF or other mutual funds), but may not own more than 3% of the outstanding voting stock of any one investment company (the “3% Limitation”) or invest more than 10% of its total assets in the securities of other investment companies. However, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the share s held by the Fund in the same proportion as the vote of all other holders of such security. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

In addition, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-1or 12d1-3.

Rule 12d1-1 of the 1940 Act allows a fund to invest an unlimited amount in an affiliated or unaffiliated money market fund.  The rule is designed to permit “cash sweep” arrangements in which a fund invests all or a portion of its available cash in a money market fund rather than directly in short-term instruments.  The rule permits investments in both registered and unregistered money market funds, provided that the unregistered money market fund operates like a registered money market fund and its adviser is registered with the SEC.  Finally, a fund relying on this rule must not be assessed a sales charge or service fee in connection with its investment in the money market fund or, if it is, the investing fund's adviser must waive its advisory fee in an amount necessary to offset any sales charge or service fee.

Rule 12d1-3 permits a fund relying on Section 12(d)(1)(F) to charge a sales load greater than 1½ percent, provided that the aggregate sales load any investor pays (i.e., the combined distribution expenses of both the acquiring and acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.  This exception also is available to unaffiliated fund of funds relying on Rule 12d-2.

Investment in Open-End Investment Companies. The Funds may purchase “no-load” mutual funds, which are bought and sold without a sales charge, “institutional funds” that normally have below average expenses and higher minimum investment amounts, and “load” mutual funds, but only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Funds.  However, when the Adviser or Sub-adviser believes it is appropriate, the Funds may also purchase mutual funds that charge a redemption fee or contingent deferred sales charge of up to 2% for short-term sales of one year or less; provided, however, that in no event may more than 50% of a Fund’s total assets be subject to such a redemption fee or contingent deferred sales charge.  The underlying mutual funds in which the Funds invest may incur distribution expenses in the form of 12b-1 fees.

An investor in the Funds should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying mutual funds.  An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

The Funds, together with any “affiliated persons” as defined in the 1940 Act, may purchase only up to 3% of the total outstanding securities of any. underlying fund unless otherwise permitted by an exemptive order or by rules under the 1940 Act  Accordingly, when affiliated persons hold shares of any of the underlying funds, the Funds’ ability to invest fully in shares of those funds is restricted, and the Sub-advisers must then, in some instances, select alternative investments that would not have been its first choice.

In the event a Fund holds more than one percent (1%) of an underlying fund’s shares, the 1940 Act provides that the underlying fund will be obligated to redeem only one percent (1%) of the underlying fund’s outstanding shares during any period of less than 30 days.  To the extent that, due to this restriction, a Fund is unable at its discretion to dispose of shares of an underlying fund, the Fund would not be able to protect itself against a decline in value of such shares during the period such restrictions remain in effect.

If an open-end investment company in which the Funds invest requests a shareholder vote, each Fund will either (i) seek instructions from its shareholders with regard to the voting of all proxies issued by the open-end investment company and vote such proxies only in accordance with such instructions, or (ii) vote the shares of the open-end investment company in the same proportion as the vote of all other shareholders of the open-end investment company.

The Sub-advisers have no control over, or day-to-day knowledge of, the investment decisions of the underlying funds.  It is possible that the management of one underlying fund may be purchasing a particular security at or near the same time that the Sub-advisers or the management of another underlying fund is selling the same security. This would result in an indirect expense to the Funds without corresponding economic or investment benefit.

Investment in Closed-End Investment Companies.  The OPTI Fund may invest up to 25% of its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below.  The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund.  Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission.  Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets.  Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market.  The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease.  In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares.  Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds.  An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Leverage and Concentration.  Although the Funds may normally invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Funds invest in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Funds will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

Delayed-Delivery Transactions.  The Funds may buy and sell securities on a delayed-delivery or when- issued basis. These transactions involve a commitment by the Funds to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Funds may receive fees for entering into delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Funds assume the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Funds are not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Funds’ other investments. If the Funds remain substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Funds will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations.  When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The Funds may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Exposure to Foreign Markets. The Funds are normally exposed to foreign markets.  The Funds may invest in one or more mutual funds owning foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations.  The Funds do not have a limitation on the amount of Fund assets that may be invested in foreign securities. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated.  There is no assurance that the manager will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for investing in U.S. securities. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADR’s) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADR’s are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADR’s continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Hedging Strategies.  The Funds may engage in hedging transactions in carrying out their investment policies. When the Adviser or Sub-adviser expects a period of significant market decline, part or all of a Fund’s assets may be hedged and/or liquidated and reinvested in money market instruments or funds until the Adviser or Sub-adviser determines that there no longer exists a significant risk of substantial market decline. In hedging a Fund’s portfolio assets, the Funds may, subject to certain restrictions, purchase and sell (write): (a) options on stocks and stock indices, stock index futures and options thereon, (b) options on U.S. Government Securities, futures contracts on U.S. Government Securities and options on futures contracts on commodities indices, currencies and currency indices.  Any options written by the Funds must be fully “covered” options.  In addition, in hedging a Fund’s portfolio assets, the Fund may invest in mutual funds that the Adviser or Sub-adviser expects to perform inversely to the market.

Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index.  Accordingly, financial futures contracts or related options used by a Fund to implement its hedging strategies are considered derivatives.  The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways.  They do not necessarily increase risk, and may in fact reduce risk.

The Funds expect that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guarantee that these hedging strategies will be utilized on a timely basis or that the Funds will be able to realize this objective.

Foreign Currency Transactions.  The Funds may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Funds may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Funds may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-advisers.

The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemarks in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  For example, if a Fund held investments denominated in Deutschemarks, the Fund could enter into forward contracts to sell Deutschemarks and purchase Swiss Francs. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another.  Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of currency management strategies will depend on the Sub-advisers’ skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Sub-advisers anticipate. For example, if a currency’s value rose at a time when a Sub-adviser had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency’s appreciation. If a Sub-adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if a Sub-adviser increases a Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Sub-advisers’ use of currency management strategies will be advantageous to a Fund or that it will hedge at an appropriate time.

Asset Coverage for Futures and Options Positions.  The Funds will comply with guidelines established by the U.S. Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Combined Positions.  The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund’s current or anticipated investments exactly. The Funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts.  When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor’s Composite Index of 500 Stocks (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Funds’ exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures contracts involve some risk. It is possible that the contract(s) selected by the Sub-advisers will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

Futures Margin Payments.  The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM) when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds’ investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund.

Limitations on Futures and Options Transactions.  The Funds have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (CFTC) and the National Futures Association which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which a Fund can commit assets to initial margin deposits and option premiums.

A Fund will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in its Fund, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund.  However, underlying funds in which a Fund invests may engage in such transactions for speculative purposes.

For certain regulatory purposes, the Commodity Futures Trading Commission (“CFTC”) limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as the Funds. All futures transactions for the Funds will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC’s definition of “hedging.” In addition, whenever a Fund establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Fund. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Funds will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by a Fund to protect against reinvestment risk are intended to protect the Fund against the risks of reinvesting Fund assets that arise during periods when the assets are not fully invested in securities.

The Funds may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund’s total assets.

The above limitations on the Funds’ investments in futures contracts and options, and the Funds’ policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Liquidity of Options and Futures Contracts.  There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Funds’ access to other assets held to cover their options or futures positions could also be impaired.

Options and Futures Relating to Foreign Currencies.  Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund’s investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Funds against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options.  By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, a Fund will lose the entire premium it paid.  If a Fund exercises the option, it completes the sale of the underlying instrument at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.   When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Funds will be required to make margin payments to an FCM as described above for futures contracts. The Funds may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Funds to sell or deliver the option’s underlying instrument in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, each Sub-adviser determines the liquidity of a Fund’s investments and, through reports from the Sub-advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Sub-advisers may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and over-the-counter options. Also, the Sub-advisers may determine some restricted securities, and emerging market securities to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Indexed Securities.  The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Sub-advisers will use their judgment in determining whether indexed securities should be treated as money market instruments, bonds, stocks, or as a separate asset class for purposes of a Fund’s investment allocations, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.

Lower-Quality Debt Securities. Lower-quality debt securities (sometimes called “junk bonds”) are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness, or they may already be in default.  The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Funds’ ability to dispose of these securities.

Since the risk of default is higher for lower-quality debt securities, the Sub-advisers’ research and credit analysis are an especially important part of managing securities of this type held by the Funds. In considering investments for each Fund, its Sub-adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Sub-advisers’ analyses focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

The Funds may choose, at their expense or in conjunction with others, to pursue litigation or otherwise to exercise their rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Funds’ shareholders.

Repurchase Agreements.  In a repurchase agreement, a Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. The securities purchased by a Fund are used to collateralize the repurchase obligation. As such, they are held in an account of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the Funds’ current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-advisers.

Restricted Securities. Restricted securities may generally be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Short Sales.  The Funds may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if a Sub-adviser anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock’s decline on the value of the convertible security.

When a Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

Zero Coupon Bonds.   Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, the Funds takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions.  The portfolio turnover rates of the OPTI Fund for the years ended December 31, 2004, 2005 and 2006 were 33.46%, 45.75% and 21.64%, respectively.  Since the Long-Short Fund had not commenced operations as of the date of the Funds’ last annual report, it does not have any annual portfolio turnover data to report.  Such information will be provided in future filings.

In a portfolio manager’s opinion, it may be in the best interest of a Fund to change its portfolio to a fully- or partially-defensive position at various times during the year.  This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. High transaction costs could result when compared with other funds. However, because a significant portion of the OPTI Fund’s assets are invested in no-load mutual funds, which do not charge commissions upon the purchase or sale of their shares, the OPTI Fund will pay less commissions than many mutual funds of similar size and portfolio turnover.  Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the OPTI Fund.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

The Adviser or Sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below.  The Adviser or Sub-adviser is also responsible for the placement of transaction orders for other accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser or Sub-adviser considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer’s execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

The Funds may execute portfolio transactions with broker-dealers who provide research and execution services to the Funds or other accounts over which the Adviser or Sub-adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement).

Receipt of research from broker-dealers that execute transactions on behalf of the Funds may be useful to the Adviser or Sub-adviser in rendering investment management services to a Fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser or Sub-adviser in carrying out its obligations to a Fund. The receipt of such research does not reduce the Adviser or Sub-advisers’ normal independent research activities; however, it enables the Adviser or Sub-adviser to avoid the additional expenses that could be incurred if the Adviser or Sub-adviser tried to develop comparable information through its own efforts.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, the Adviser or Sub-adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser or Sub-advisers’ overall responsibilities to the Fund and its other clients. In reaching this determination, the Adviser or Sub-adviser will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

The Adviser or Sub-adviser is authorized, to the extent permitted by law, to use research services provided by, and to place portfolio transactions with, brokerage firms that have provided assistance in the distribution of shares of the Funds.  The Adviser or Sub-adviser may use research services provided by, and place agency transactions with, the Distributor, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

The Adviser or Sub-adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser or Sub-adviser under which the broker-dealer allocates a portion of the commissions paid by the Funds toward payment of the Funds’ expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts that they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized the Adviser and Sub-advisers to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Funds’ Trustees periodically review the Adviser’s and each Sub-advisers’ performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

From time to time, the Trustees will review whether the recapture, for the benefit of the Funds, of some portion of the brokerage commissions or similar fees paid by the Funds on portfolio transactions is legally permissible and advisable. The Funds seek to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each Fund to seek such recapture.

During the year ended December 31, 2006, the OPTI Fund paid $0 in commissions on the purchase and sale of securities ($0 in 2005; $0 in 2004).

VALUATION OF FUND PORTFOLIO SECURITIES

Securities listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business.  If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Shares of underlying funds are valued at their respective published NAVs at the end of the day. Common stocks and other equities are valued at the closing price. Futures contracts are valued on the basis of the cost of closing out the liability; i.e., at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. Money market instruments (certificates of deposit, commercial paper, etc.) are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  Fixed income securities are priced at the current quoted bid price. However, U.S. Government securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities.  The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional-size trading in similar groups of securities and developments related to specific securities.  Portfolio securities for which market quotations are not readily available are valued by the Adviser or Sub-adviser in good faith at its own expense under the direction of the Trustees.

Other assets, which include cash, prepaid and accrued items, and amounts receivable as income on investments and from the sale of portfolio securities, are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

All redemptions in kind will be of readily marketable securities.  If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash.

Automatic Account Builder.  An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of a Fund.  The investor’s bank must be a member of the Automatic Clearing House System.  Stock certificates are not issued to Automatic Account Builder participants.

Further information about these programs and an application form can be obtained from the Distributor.

Systematic Withdrawal Program.  A systematic withdrawal plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the offering price.  The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).  Except as otherwise provided in the Prospectus, to the extent such withdrawals exceed the current NAV of reinvested dividends, they may be subject to the contingent deferred sales charge.  See “How to Buy Shares” and “Other Shareholder Services” in the Prospectus.

Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at NAV.  The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment.  The plan may be terminated at any time.

Withdrawal payments should not be considered as dividends, yield or income.  If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes.  In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to the withdrawal of the Fund’s shares.  Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

DISTRIBUTIONS AND TAXES

The Internal Revenue Code of 1986 imposes on each Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year.  In addition, the Tax Reform Act of 1986 (the “Tax Act”) provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December.  Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed.  However, under the Tax Act, a Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year.  The Funds expect to make such a distribution in future years. Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares.  Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them.

A shareholder is taxed on capital gains and income realized by a Fund, regardless of the length of time he has been a shareholder.  Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution.  The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date.  In the case of some mutual funds this effect can be substantial.  In the case of the Funds, which are more likely to change their portfolios and therefore tend not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

The Funds are required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders.  In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

Distributions. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Fund may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Fund with alternate instructions.

Dividends. A portion of each Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends.  Because a Fund may earn other types of income, such as non-qualifying dividends and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. The Funds will make available to corporate shareholders annually the percentage of Fund dividends that qualifies for the dividends-received deduction.  A portion of the Funds’ dividends derived from certain U.S. government obligations may be exempt from state and local taxation.  The Funds will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distributions. Long-term capital gains earned by the Funds on the sale of securities and distributed to shareholders of the Funds are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares.

Short-term capital gains distributed by the Funds are taxable to shareholders as dividends, not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

Foreign Taxes.  Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities.  Because the Funds do not currently anticipate that securities of foreign issuers will constitute more than 25% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each Fund intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities.  By qualifying as a “regulated investment company” for tax purposes, a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, each Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. Each Fund intends to comply with other tax rules applicable to regulated investment companies. However, a Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values.

The OPTI Fund has qualified as a “regulated investment company” for each of the last five fiscal years.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether a Fund is suitable to their particular tax situation.

INVESTMENT ADVISER AND SUB-ADVISERS

ThomasLloyd Global Asset Management (Americas) LLC (the “Adviser”, formerly known as Illington Fund Management LLC) is the investment adviser for, and has an Investment Advisory Agreement with, each Fund. The Adviser has been registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 since December 9, 2004.  The Adviser was registered on March 24, 2003 with the Commodity Futures Trading Commission as a commodity trading adviser and commodity pool operator and is a member of the National Futures Association. The Adviser has its principal offices at 427 Bedford Road, Pleasantville, NY.

DKM Asset Management AG acquired 100% of the voting securities of ThomasLloyd Global Asset Management (Americas) LLC on August 17, 2006 and therefore controls the Adviser.

DKM Asset Management AG is a German bank and is headquartered in Stuttgart.  DKM Asset Management AG was founded under German law on June 8, 2001 under the name of SHA Fünfte Vermögensverwaltung AG. On August 9, 2001, the company was registered in the commercial register of the Local Court of Hanover under HRB 59676. On July 14, 2003, a new group of shareholders took over the company, which was renamed DKM Vermögensverwaltung AG and renamed DKM Asset Management AG on December 15, 2004. The company is registered under reference HRB 24880 in the commercial register of the Local Court of Stuttgart. The company is subject to German law.

Pursuant to the Investment Advisory Agreement with the Funds, the Adviser, subject to the supervision of the Funds’ Board of Trustees and in conformity with the stated objective and policies of each Fund, manages both the investment operations of the Funds and the composition of each Fund’s portfolio, including the purchase, retention, and disposition of securities.  In connection therewith, the Adviser is obligated to keep certain books and records of the Funds.  The Adviser also administers the Funds’ corporate affairs, and in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by U. S. Bank, N.A., the Funds’ custodian, and Matrix Fund Services, the Funds’ transfer and disbursing agent.  The management services of the Adviser are not exclusive under the terms of the Investment Advisory Agreement and the Adviser is free to render management services to others.

The Adviser may use its resources to pay expenses associated with the sale of a Fund’s shares. This may include payments to parties such as banks or broker-dealers that provide shareholder support services or engage in the sale of the Fund’s shares.  However, the Funds do not pay the Adviser any separate fees for this service.

The Investment Advisory Agreement for the OPTI Fund was approved by a unanimous vote of the Board of Trustees of the Trust, including the independent Trustees voting separately in person, at a meeting held on June 27, 2006 and a majority of the OPTI Fund shareholders at a meeting held on December 15, 2006.  The Investment Advisory Agreement for the Long-Short Fund was approved by a unanimous vote of the Board of Trustees of the Trust, including the independent Trustees voting separately in person, at a meeting held on November 2, 2006.  The Investment Advisory Agreement provides for an initial term of two years and also provide that it is to remain in force thereafter only so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the issued and outstanding shares of the Funds, and in either case by vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on such renewal.

The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Investment Advisory Agreement relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.  The Investment Advisory Agreement will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days’ prior written notice by Majority Vote of the respective Fund, by the Trustees of the Funds, or by the Adviser.

From February 1, 2003 until October 24, 2005, PROACTIVE Financial Services, Inc. was investment adviser to the OPTI Fund.

The Adviser earns an annual fee, payable in monthly installments from each Fund for its services. For the OPTI Fund, the Adviser receives a fee at the rate of 0.75% of the Fund’s first $500 million of average net assets and 0.65% of the Fund’s average net assets in excess of $500 million. For the Long-Short Fund, the Adviser receives a fee at the rate of 1.50% of the Fund’s average net assets. For the last three fiscal years, the the OPTI Fund paid advisory fees as follows:

	1/31/04-12/31/04	1/1/05-10/24/05	10/25/05-12/31/05	1/1/06-12/31/06
PROACTIVE Financial Services, Inc.	$28,007	$28,753	n/a	n/a
The Adviser	n/a	n/a	$6,755	$43,548

Both Funds have agreements with the Adviser under which they pay the Adviser a “Universal Services Fee” in return for payment of all administrative bills. Administrative bills include, but are not limited to: audit, transfer agency, legal, printing, postage, custody, insurance, and registration.  Under each agreement, the only bills that will remain the responsibility of the Funds will be the Management Fee (currently 0.75% for the OPTI Fund and 1.50% for the Long-Short Fund), and distribution fees (currently 0.75% 12b-1 fee and 0.25% shareholder service fee for Class C share and 0.25% shareholder service fee for Class A share).  Each agreement will remain in place for a period of one year, and thereafter shall continue from year to year subject to approval at least annually by a majority of the Trustees of the Trust who are not parties to the agreement or interested persons of any such party.  The “Universal Services Fee” is equal to 0.65% of the Funds’ first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  For the periods ended December 31, 2004, 2005 and 2006, the “Universal Services Fee” for the OPTI Fund totaled $24,345, $30,791 and $37,742 respectively.

OPTI Fund

Sub-Investment Adviser

PROACTIVE Money Management, Inc. (“ PROACTIVE ”) serves as investment sub-adviser to the OPTI Fund pursuant to an investment sub-advisory contract under the terms of which it has agreed to provide an investment program within the limitations of the Fund’s investment policies and restrictions.   PROACTIV E has been registered with the SEC as an investment adviser since July 14, 1994, and manages approximately $40 million in assets. PROACTIVE has provided investment advisory services to the Fund since October, 2005. PROACTIVE has its principal offices at 3401 Technology Dr., Suite 200, Lake Saint Louis, MO  63367-2599.

Mr. Jeffrey J. Unterreiner, by virtue of his ownership of greater than 25% of voting securities of PROACTIVE is deemed to be a control person of PROACTIVE.  Mr. Unterreiner, by virtue of the beneficial ownership of shares of the OPTI Fund, is also an affiliated person of the Fund.

Mr. Unterreiner has been associated with PROACTIVE since 1990. He has been a portfolio manager at PROACTIVE since June, 2001 and has served as President since July 2005.

For its services under the sub-investment advisory agreement, the Adviser pays PROACTIVE a fee calculated at 50% of the net advisory fee earned by PROACTIVE . The fee paid to PROACTIVE by the Adviser will be paid from the Adviser’s advisory fee and is not an additional cost to the Fund.  The sub-advisory agreement is effective for two years and continues in effect for successive twelve-month periods, provided that it is annually approved for continuance by the Board of Trustees. For the fiscal years ended December 31, 2004, 2005 and 2006, ThomasLloyd paid PROACTIVE advisory fees of $0, $0 and $0, respectively.

Portfolio Manager

Jeffrey J. Unterreiner is the OPTI Fund’s portfolio manager and his background, business experience and other biographical information are described in the prospectus.  Mr. Unterreiner has served as the OPTI Fund’s portfolio manager since February 28, 2002, first as co-manager and, since August 9, 2002, as its sole manager.  The Fund is the only registered investment company managed by Mr. Unterreiner and he is not compensated by the Trust for his services as portfolio manager.  Instead, he is compensated by PROACTIVE.

As of December 31, 2006, other accounts managed by Mr. Unterreiner included 280 private, non-pooled accounts totaling $17.8 million in assets in a mutual fund-wrap investment strategy and 196 private, non-pooled accounts totaling $12.4 million in assets in an investment management-overlay strategy, primarily in variable annuity sub-accounts.  Mr. Unterreiner’s compensation for all of these private, non-pooled accounts is a fixed percentage of the total assets managed in each account, and is not tied to those accounts’ performance.

Potential conflicts of interest may arise between the Fund and the other accounts supervised by Mr. Unterreiner, particularly when the Fund and the other accounts have similar investment strategies.  In order to limit conflicts of interests that may arise when the Fund and other accounts managed by Mr. Unterreiner share similar investment strategies, Mr. Unterreiner allocates his investment decisions across all accounts in an investment strategy.  Through the use of primarily mutual funds and variable annuity sub-accounts, which price once daily, additional conflicts of interest are avoided.

Mr. Unterreiner does not receive any compensation directly from the Trust.  He receives his compensation from PROACTIVE, and that compensation is based on the overall performance of the OPTI Fund as well as the performance of the other accounts managed by PROACTIVE.

As of December 31, 2006, Mr. Unterreiner owned between $100,001 - $500,000 of the ThomasLloyd OPTI- flex ® Fund.

Long-Short Fund

Portfolio Manager

Charles M. White is the portfolio manager of the Long-Short Fund.  Mr. White does not receive any compensation directly from the Trust.  Mr. White’s compensation for services provided to the Adviser consists of a fixed base salary and a discretionary bonus. The Adviser’s portfolio managers are provided benefits packages including health and dental insurance comparable to that received by other company employees.

As of December 31, 2006, other accounts managed by Mr. White included two pooled investment vehicles, with total assets valuing approximately $15 million. Mr. White receives no additional compensation for the management of these other accounts.

In order to limit conflicts of interests, Mr. White allocates his investment decisions across all accounts in an investment strategy.  At the current time, there are no conflicts among the Long-Short Fund and Mr. White’s other managed accounts since the other accounts only consist of short duration US treasury securities and a fund of hedge funds.

As of March 1, 2007, Mr. White owned between $10,001 - $50,000 of the ThomasLloyd Long-Short Fund.

Sub-Investment Adviser

Johnson Illington Advisers, LLC (“Johnson Illington”) serves as investment sub-adviser to the Long-Short Fund pursuant to an investment sub-advisory contract under the terms of which Johnson has agreed to provide certain research services in connection with the Adviser’s investment advisory activities and within the limitations of the Long-Short Fund’s investment policies and restrictions. Johnson Illington is organized under the laws of Delaware as a limited liability company and has been registered with the SEC as an investment adviser since January 3, 2005. Johnson Illington manages over $600 million of equity, fixed income and cash investments for individual and institutional clients and serves as a consultant to over $900 million in institutional assets.  Fifty-one percent of Johnson Illington is owned by the Adviser, and employees of Johnson Illington Advisors own the remainder.  The principal office of Johnson Illington is located at 677 Broadway, Albany, NY  12207.

ThomasLloyd Global Asset Management (Americas) LLC, by virtue of its ownership of greater than 25% of voting securities of Johnson Illington, is deemed to be a control person.

For its services under the sub-investment advisory agreement, the Adviser pays Johnson a fee calculated as 20% of the “Net Advisory Fees” (as that term is defined in the Investment Subadvisory Agreement between ThomasLloyd and Johnson) received by the Adviser for its services as investment adviser to the Long-Short Fund. The fee paid to Johnson by the Adviser will be paid from the Adviser’s advisory fee and is not an additional cost to the Fund. The sub-advisory agreement is effective for two years and continues in effect for successive twelve-month periods, provided that it is annually approved for continuance by the Board of Trustees.

OFFICERS AND TRUSTEES

The ThomasLloyd Funds (the “Trust”) is supervised by its Board of Trustees, an independent body that has ultimate responsibility for each Fund’s activities. The Trustees and executive officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 427 Bedford Road, Pleasantville, NY 10570.

The Trust is managed by its Trustees and officers. Their names, positions and principal occupations during the past five years are listed below:

“Non-Interested” Trustees

Name and Age	Position Held	Year First Elected A Trustee of Fund Complex[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[2]
Joseph J. DioGuardi Year of Birth: 1941	Trustee	2005	Since 1989, self employed Corporate Director / CPA/Consultant. Founder and principal of Truth in Government, a nonpartisan organization seeking federal fiscal and accounting reforms. Founder and principal of the Albanian American Civic League and Albanian American Foundation (since 1989) advocating for human rights and self determination for oppressed persons in the Balkans. Professional Certified Public Accountant since 1965. Member of the United States House of Representatives, 1985-1989. Graduate of Fordham University, with honors.	2	None
Peter T. Endler Year of Birth: 1958	Trustee	2005	Consultant and professional investor. President and Chief Operating Officer, Media Vault, Inc., a technology company developing and commercializing new media marketing products and web sites, 1999-2001. Vice President, Fixed Income, specializing in preferred stocks, Goldman Sachs, NatWest and Salomon Brothers, 1985-1995. Graduate of Boston University.	2	None

“Interested” Trustee

Name, Address[1] and Year of Birth	Position Held	Year First Elected a Director and/or Officer of the Trust[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Charles M. White, Year of Birth: 1958	Trustee and Chairman of the Board of Trustees	2005

Executive Vice President and Director of Investments, ThomasLloyd Global Asset Management (Americas) LLC, the investment adviser to the Trust, since 2005. Formerly Chief Investment Strategist for Merriman, Curhan, Ford & Company, an investment banking and investment advisory firm, 2003-2004. Vice Chairman and head of portfolio management and both stock and bond selection committees, Avatar Associates, a registered investment adviser, 1988-2003.  Assistant City Auditor, City of Boston, 1984-1988, where he restructured and selected managers for the City’s retirement fund.  Graduate and recipient of bachelor’s degree in finance and economics and master’s degree in public management and finance from the Boston University School of Management.

				2	None

* Mr. White is considered to be an “Interested Trustee” by virtue of the fact that he is an officer and employee of the Adviser.

Non-Trustee Officers

Name and Age	Position Held	Year First Elected an Officer of the Trust[2]	Principal Occupation(s) During Past Five Years
Jerry J. Szilagyi Year of Birth: 1962	President	2007

CEO, ThomasLloyd Global Asset Management (Americas) LLC, since 2006. SVP Business Development, Integrity Mutual Funds, Inc., 2003-2006. EVP Corporate Development, Orbitex Financial Services Group, Inc., 1998-2003. Trustee, Catalyst Funds, since 2006.

Salvatore M. Capizzi Year of Birth: 1957	Vice President	2007

President, ThomasLloyd Capital LLC, since 2005, Executive Vice President, ThomasLloyd Global Asset Management (Americas)  LLC, since 2005. Executive Vice President/Retail Sales, New York Life Investment Management, 2003 to 2004. Executive Vice President/Managing Director, BlackRock Funds, 1995 to 2003

William Morrow, Year of Birth: 1946	Secretary	2005

Senior Vice President, Chief Compliance Officer  ThomasLloyd Global Asset Management (Americas) LLC, since September, 2005. Chief Compliance Officer, ThomasLloyd CapitalLLC since September, 2005. Financial Advisor and Registered Principal, MassMutual Financial Group, 2002 to 2005. President and Chief Compliance Officer, CBTC (Continental Borders Trading Corporation) 1997 to 2002.

David F. Ganley Year of Birth: 1947	Chief Compliance Officer and Assistant Secretary	2007

Senior V.P. of Matrix Capital Group, Inc. since 2/2005; President and Treasurer of InCap Securities, Inc., a broker-dealer, 11/2001 to 12/2004; Chief Admin. Officer of InCap Service Co., a financial services firm, 11/2001 to 12/2004; Chief Admin. Officer of Declaration Group, a financial services firm, 4/1996 to 11/2001.

Melissa S. Hankin, Year of Birth: 1978	Treasurer, Chief Financial Officer, and Principal Financial	2007	Director of Fund Accounting for Matrix Fund Services, since 2006. Fund Accountant, Citco Fund Services (USA), Inc., 2001-2006.
Angela Lovell Year of Birth: 1972	Assistant Treasurer	2007

Vice President of Finance, ThomasLloyd Global Asset Management (Americas) LLC, since November 2003. Accountant, Opus Advisory Group, LLC, January 2003 to November 2003. Accounts Payable management, Statewide Abstract Corporation, July 2002 to December 2002. Student, Association of Chartered Certified Accountants, July 2001 to July 2002. Office Manager, Wagner Nurses & Medical Personnel Agency, June 1994 to July 2001.

1 Trustees and Officers of the Trust serve until their resignation, removal or retirement.

2 This includes all directorships (other than those in the Fund Complex) that are held by each Trustee as a director of a public company or a registered investment company.

Fund Shares Owned by Trustees as of December 31, 2006

Name of Trustee	Dollar Range of Equity Securities in OPTI Fund	Dollar Range of Equity Securities in Long-Short Fund	Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in Family of Investment Companies
Mr. DioGuardi	None	None	None
Mr. Endler	None	None	None
Mr. White	None	None	None

Compensation Table

The following table shows the compensation paid to each former Trustee during the fiscal year ended December 31, 2006:

Trustee	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total
Charles M. White	None	None	None	None
Joseph DioGuardi	$6,000	None	None	$6,000
Peter Endler	$6,000	None	None	$6,000

  The Trust pays each Trustee who is not an “interested person” an annual fee of $2,000, plus $500 for each meeting of the Board of Trustees attended.  Messrs. DioGuardi and Endler comprise the Audit Committee for the Trust.  Each member of the Audit Committee is paid $250 for each meeting of the Audit Committee attended.

The Board maintains one standing committee: the Audit Committee.  The Audit Committee is generally responsible for recommending the selection of the Trust’s independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust’s financial reports and internal accounting.  The Audit Committee is currently comprised of the following independent Trustees of the Trust: Joseph J. DioGuardi and Peter T. Endler.  During the fiscal year ended December 31, 2006, the Audit Committee met three times.

The Funds, the Adviser and each Sub-adviser have each adopted a Code of Ethics that permits personnel subject to the Code to invest in securities, including, under certain circumstances and subject to certain restrictions, securities that may be purchased or held by the Funds. However, each such Code restricts personal investing practices by directors and officers of the Adviser and employees of the Adviser with access to information about the purchase or sale of Fund securities. The Code of Ethics for each Fund also restricts personal investing practices of trustees of the Fund who have knowledge about recent Fund trades. Among other provisions, each Code of Ethics requires that such directors and officers and employees with access to information about the purchase or sale of Fund securities obtain preclearance before executing personal trades. Each Code of Ethics prohibits acquisition of securities without preclearance in, among other events, an initial public offering or a limited offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to put the interests of Fund shareholders before the interests of people who manage the Fund.

THE DISTRIBUTOR

ThomasLloyd Capital LLC (the “Distributor”, formerly Illington Capital , Inc. ) acts as the distributor of the shares of the Funds. The Distributor is a wholly owned subsidiary of ThomasLloyd Global Asset Management (Americas) LLC, the Adviser.

On May 3, 1996, the Board of Trustees, including a majority of the Trustees who were not interested persons of the Funds and who had no direct or indirect financial interest in the operation of the plan of distribution (the “Distribution Plan”) or in any agreement related to the Distribution Plan (the “Rule 12b-1 Trustees”), at a meeting called for the purpose of voting on the Distribution Plan, adopted the Distribution Plan for the shares of the Funds. On February 7, 2007, the Plan was restated to provide a separate Plan for Class A and Class C shares of the Trust.  Under the provisions of the Distribution Plans, the Funds make payments to the Distributor based on an annual percentage of 0.75% of the average daily value of the net assets of the C shares and 0.25% of the A shares.  The distribution fees are used primarily to offset initial and ongoing commissions paid to securities dealers for selling such shares.  Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts.

Under the provisions of the Class C Plan, the Funds pay an additional service fee to the Distributor based on an annual percentage of up to 0.25% of the average daily value of the net assets of the shares.  Some or all of the service fees are used to reimburse securities dealers (including securities dealers that may be affiliates of the Distributor) for personal services and/or the maintenance of shareholder accounts.  A portion of any initial commission paid to dealers for the sale of shares of the Funds represents payment for personal services and/or the maintenance of shareholder accounts by such dealers.  Dealers who have sold shares are eligible for further reimbursement after the first twelve months during which the shares have been held of record by such dealer as nominee for its clients (or by such clients directly).  Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance of shareholder accounts.

The Distribution Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance.  The Distribution Plan may be terminated at any time, without penalty, by the vote of a majority of the Trustees who are not interested persons or by the vote of the holders of a majority of the outstanding shares of the Funds.  The Distribution Plan may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders, and all material amendments are required to be approved by the Board of Trustees in the manner described above.  The Fund will not be contractually obligated to pay expenses incurred under the Distribution Plan if it is terminated or not continued.

Pursuant to the Distribution Plan, the Board of Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of the shares of each Fund by the Distributor.  The report includes an itemization of the distribution expenses and the purposes of such expenditures.  In addition, as long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not interested persons of the Funds shall be committed to the Trustees who are not interested persons of the Fund.

The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of shares.  See “How to Buy Shares” in the Prospectus.

A rule of the National Association of Securities Dealers, Inc. (“NASD”) limits the annual expenditures which the Funds may incur under the Distribution Plan and the Service Plan to a total of 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rules also limit the aggregate amount which the Funds may pay for such distribution costs to 6.25% of gross share sales of the Funds since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charge).  Such limitation does not apply to shareholder service fees.

Pursuant to the Underwriting Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the 1933 Act and the 1940 Act.  The Underwriting Agreement was approved by the Board of Trustees, including a majority of the Rule 12b-1 Trustees, on May 3, 1996. Its continuation was most recently so approved on February 17, 2005 and a First Amendment to the Underwriting Agreement was executed December 31, 2006 in which the names of the Trust, the Funds and the Distributor were changed.

The table below states the amounts paid by the OPTI Fund under the distribution plan for the year ended December 31, 2006.

Distribution Plan Expenses Paid by the OPTI Fund

Type of Expense	Amount Paid

Advertising	$0
Printing and Mailing of Prospectuses	0
Compensation to Underwriters	52,926
Compensation to Broker-Dealers	0
Compensation to Sales Personnel	0
Interest, carrying, or other financial charges	0
Total	$ 52,926

The Distributor for the OPTI Fund received the following commissions and other compensation from the Trust during the fiscal year ended December 31, 2006.

	Net Underwriting	Compensation
	Discounts and	on Redemptions	Brokerage	Other
	Commissions	and Repurchases	Commissions	Compensation
OPTI Fund	$0	$4,377.53	$0	$0

PROXY VOTING PROCEDURES

The Board of Trustees of the Trust has approved proxy voting procedures for the Trust and each of its Funds. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to each Fund’s respective sub-adviser ...  Records of the Funds’ proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. A copy of the proxy voting procedures is attached as appendix A  to this amendment to the Trust’s Registration Statement and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The procedures are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies of the procedures can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-5009. A copy will also be sent to you free of charge, at your request by writing to the Trust, c/o Matrix Fund Services, at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090, or by calling: 1-888-587-3539 ..

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ complete portfolio holdings as of the end of each calendar month are posted on www.ThomasLloydfunds.com, ordinarily by the 10th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Funds file their Form N-CSR or N-Q with the SEC for the period that includes the date as of which the website information is current (expected to be not more than three months). The Funds do not disseminate nonpublic information about portfolio holdings except as provided below.

The Funds allow disclosure of nonpublic portfolio holdings information to third parties only for the purposes of their providing services to the Funds. The Funds permit nonpublic portfolio holdings information to be shared with sub-advisers, pricing services, custodians, independent auditors, brokers in portfolio transactions for the Funds, any securities lending agents and other service providers to the Funds who require access to this information to fulfill their duties to the Funds, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Morningstar and Lipper, or other entities that have a legitimate business purpose in receiving the information sooner than 10 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below. No compensation or other consideration is received by the Funds, their Adviser, or any other party in connection with any such arrangements to share portfolio holdings information.

The Funds’ Custodian, by the nature of its services to the Funds, has real-time information about the portfolio securities being purchased, sold, and held by each of the various Funds.  The Funds’ attorneys and accountants, in order to provide their services to the Funds, may be provided with the Funds’ portfolio holdings on a real-time basis, without any lag; however, the Funds’ attorneys and accountants are ordinarily only provided with the Funds’ calendar quarter-end holdings after they are made publicly available.

Prior to any disclosure of the Funds’ nonpublic portfolio holdings information to the foregoing types of entities or persons, the Trust’s Chief Compliance Officer must make a good faith determination in light of the facts then known that the Funds have a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Funds, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Reports regarding arrangements to disclose the Funds’ nonpublic portfolio holdings information will be provided to the Trustees.

Notwithstanding anything in the policies to the contrary, the Funds’ Boards and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the policies. Further, the policies may not be waived, or exceptions made, without the written consent of the Funds’ Chief Compliance Officer. All waivers and exceptions involving any of the Funds will be disclosed to the Funds’ Boards no later than its next regularly scheduled quarterly meeting.

Nothing contained in the policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.

The Trust’s Board must approve all material amendments to the policies.

ADDITIONAL INFORMATION

Transfer Agent.  Matrix Fund Services, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, PA 19090 provides administration, accounting, stock transfer, and dividend disbursing services to the Funds. Services provided to the Funds include assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents.   The Transfer Agent fees ($0 for the period ended December 31, 2006 for the OPTI Fund) for the Funds are paid by the Adviser under the “Universal Services Fee” arrangement.  These fees are reviewed annually by the Trustees of the Trust.

Custodian.  U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH  45202, is custodian of the assets of the Funds. The custodian is responsible for the safekeeping of the Funds’ assets and the appointment of sub-custodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The Funds may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

Independent Registered Public Accounting Firm.  The Trust has engaged Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy., Suite 1100, Westlake, OH 44145 as the Trust’s independent registered public accountants for 2007.  The independent registered public accounting firm audits financial statements for the Funds.

Legal Counsel. Thompson Hine LLP, 312 Walnut Street, 14th Floor, Cincinnati, Ohio 45202-4089 serves as the Trust’s legal counsel.

PRINCIPAL HOLDERS OF OUTSTANDING SHARES

ThomasLloyd OPTI-flex® Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the ThomasLloyd OPTI-flex® Fund Class A shares on March 1, 2007 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
First Trust Corporation 717 17th Street Denver, CO 80202	54,133.585	30.09%
FTC & Co 717 17th Street Denver, CO 80202	47,029.68	26.14%
Jeffrey J. Unterreiner 3401 Technology Dr, Suite 200 Lake Saint Louis, MO 63367	31,849.12	17.70%
Jonathan E. Lauer 325 Quail Hollow Dr. O’fallon , Mo 63368	11,766.54	6.54%

As of March 1, 2007 , securities of the ThomasLloyd OPTI-flex® Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented  1.56% of the outstanding shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the OPTI Fund.

ThomasLloyd OPTI-flex® Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the ThomasLloyd OPTI-flex® Fund Class C shares on March 1, 2007 and the percentage of the outstanding shares owned on that date, are listed below.

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Richard & Deitt Woemmel #2 Berkshire Ct. St. Charles, MO 63301	45,444.19	8.24%
Josephine M Griffanti 6024 Lindenwood Ct #2 St. Louis , Mo 63109	30,470.71	5.52%
Helene C. Hoffman Trust 1191 Old St. Charles Rd. Bridgetown, MD 63044	29,643.18	5.37%

As of March 1, 2007, securities of the ThomasLloyd OPTI-flex® Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented  0% of the outstanding shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the OPTI Fund.

ThomasLloyd Long-Short Equity Fund Class A Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the ThomasLloyd Long-Short Fund Class A shares on March 1, 2007 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
James Bowe 10 Devonshire Ct. Cortland, NY 10567	5,451.94	26.11%
Jerry & Isobel Szilagyi 5 Abbington Dr. Lloyd Harbor, NY 11743	5,000.00	23.95%
Charles & Mary White 13 Pine Lane Rye, NY 10580	5,000.00	23.95%
Jack Wayman 960 Sierra Vista Ln Valley Cottage, NY 10989	2,706.46	12.96%
Hugh A. Johnson 9 Birchwood Ct. Loudenville, NY 12211	2,507.52	12.01%

As of March 1, 2007, securities of the ThomasLloyd Long-Short Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented  47.9% of the outstanding shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Long-Short Fund.

ThomasLloyd Long-Short Equity Fund Class C Shares

Shareholders known by the Trust to own of record more than 5% of the outstanding shares of the ThomasLloyd Long-Short Fund Class C shares on March 1, 2007 and the percentage of the outstanding shares owned on that date, are listed below.

Name and Address Of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Salvatore Capizzi 8 Bailey’s Mill Rd. Basking Ridge, NJ 07920	221.070	100.00%

As of March 1, 2007, securities of the ThomasLloyd Long-Short Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented 100% of the outstanding shares of the Fund.

The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Long-Short Fund.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in this SAI are incorporated herein by reference to the Funds’ Annual Report to the shareholders for the fiscal year ended December 31, 2006.  The Trust will provide the Annual Report without charge upon a written or telephonic request.

APPENDIX A

PROXY VOTING POLICY

Generally

It is the policy of the Illington Funds (the "Trust") that, absent compelling reasons why a proxy should not be voted, all proxies relating to securities owned by the Trust should be voted. Where, as is the case to date, investment decisions for each series of the Trust are made by an investment subadviser, the Trustees of the Trust will consider and approve the proxy voting policies and procedures of each subadviser and delegate responsibility for proxy voting to that subadviser. The officers of the Trust (the "Officers") will then monitor proxy voting by each subadviser, which shall be responsible for acting in accordance with the following.

Proxies are to be voted in the best interest of the Trust's shareholders. The key element underlying any evaluation of a proxy is the effect, if any, a proposal could have on the current or future value of the Trust's shares of beneficial interest.

Conflicts of Interest

Proxy solicitations that might involve a conflict of interest between the Trust and any investment adviser to the Trust, or the investment adviser's affiliates, will be considered by the Officers which will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Trust's commitment to vote proxies in the best interest of the Trust's shareholders, how the proxy will be handled.

Proxy Voting Guidelines

Each issue is to be evaluated on its merits based on how it impacts public shareholders, including those in the Trust. Management's views should be evaluated, but there is to be no predisposition for or against management's requests.

Recordkeeping Procedures

Each investment adviser involved will be responsible to retain records relating to the voting of proxies, including:

o A copy of policies, procedures or guidelines relating to the voting of proxies.

o A copy of each proxy statement that the Trust or the investment adviser receives regarding client securities. The Trust or the investment adviser may rely on a third party to make and retain, on its behalf, a copy of a proxy statement, provided that there has been obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request or may rely on obtaining a copy of a proxy statement from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

o

A record of each vote cast by the Trust. The Trust may rely on a third party to make and retain, on its behalf, a record of the vote cast, provided that the Trust has obtained an undertaking from the third party to provide a copy of the record promptly upon request.

o

A copy of any document created by the Trust that was material to making a decision regarding how to vote proxies or that memorializes the basis for that decision.

o

A copy of each written shareholder request for information on how the Trust voted proxies, and a copy of any written response by the Trust to any shareholder request for information.

These records will be retained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Trust.